UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-24066

Lincoln Bain Capital Total Credit Fund

(Exact name of registrant as specified in charter)

1301 South Harrison Street
Fort Wayne, Indiana 46802

(Address of principal executive offices) (Zip code)

Paul Chryssikos, Esq.

Lincoln Financial Group

150 North Radnor Chester Road
Radnor, Pennsylvania 19087

(Name and address of agent for service)

Copies of all communications to:

Robert A. Robertson, Esq.

Dechert LLP

US Bank Tower

633 West 5th Street

Suite 4900

Los Angeles, CA 90071-2013

Robert Horowitz, Esq.

Dechert LLP

1095 Avenue

of the Americas

New York, New York 10036

Kaitlin McGrath, Esq.

Dechert LLP

One International Place

40th Floor

Boston, MA 02110

Registrant’s telephone number, including area code: (260) 455-2000

Date of fiscal year end: March 31

Date of reporting period: March 31, 2026

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

Lincoln Bain Capital Total Credit Fund

Annual Report
March 31, 2026

Lincoln Bain Capital Total Credit Fund

Lincoln Bain Capital Total Credit Fund

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees of Lincoln Bain Capital Total Credit Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Lincoln Bain Capital Total Credit Fund (the “Fund”), including the consolidated schedule of investments, as of March 31, 2026, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for the year then ended and the period from March 4, 2025 (date of commencement of operations) to March 31, 2025 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund at March 31, 2026, the consolidated results of its operations and its cash flows for the year then ended, the consolidated changes in its net assets for the year then ended and for the period from March 4, 2025 (date of commencement of operations) to March 31, 2025, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 2026, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Lincoln investment companies since 1981.

Philadelphia, Pennsylvania

May 29, 2026

Lincoln Bain Capital Total Credit Fund

2026 Annual Report Commentary (unaudited)

Advised by: Lincoln Financial Investments Corporation

Sub-advised by: BCSF Advisors, LP

The Markets:

The first quarter of 2026 was an increasingly challenging market environment characterized by heightened public market volatility, investor concerns surrounding AI disruption risk on software valuations, renewed inflationary pressures fueled by geopolitical uncertainty, and retail outflows from private credit vehicles. These factors contributed to a more cautious and selective risk environment across the broader credit markets. Even with this backdrop, direct lending deal count and volume were steady and the lending environment became moderately more favorable for lenders with some observed price widening. As we look ahead, we have begun to see a pick-up in volumes for new opportunities to invest in high-quality companies with robust credit documentation and attractive structures. Structured credit markets delivered mixed results in the quarter against a backdrop of AI-related concerns in software and heightened macro and geopolitical volatility. Higher quality credit outperformed, while lower-rated tranches lagged and distressed paper trended higher. Despite the choppiness, US CLO issuance remained robust and marked one of the strongest quarters on record, supported by continued strong inflows into CLO ETFs, even as default and distressed exchange activity ticked modestly higher.

Fund Performance Attribution:

As our portfolio continued to ramp since its inception, we have continued to generate quality current income from our new originations in direct lending within the core middle market. Company fundamentals continue to remain sound and our income drove a meaningful contribution to performance. Our underweight to broadly syndicated loans within our traded credit bucket outperformed as spreads widened out, particularly around software and AI disruption in the public loan market. In addition, our underweight to fixed rate high yield corporates was a benefit as widening credit spreads were met with rising rates in the market. Our exposure to CLOs and certain liquid ABF securities was a net detractor as these were additionally impacted by the risk sell-off in the market but we have seen a meaningful bounce back as we move out of the first quarter.

Benchmark Comparison:

During the annual period, our portfolio mix continued to shift from the fund’s inception as we deployed more capital into new originations across the direct lending, ABF and opportunistic capital space. As noted in the Fund Performance Attribution, compared to the liquid benchmark, our direct originations drove higher income compared to the broader liquid loan market and was less subject to price volatility, however certain CLO debt and equity investments lagged the index.

Portfolio Managers:

BCSF Advisors, LP:	Nate Whittier

John Wright

Michael A. Ewald

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice

Lincoln Bain Capital Total Credit Fund

2026 Annual Report Commentary (unaudited) (continued)

This chart illustrates, hypothetically, that $10,000 was invested on September 9, 2025 (date of effectiveness). As the chart shows, by March 31, 2026, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,029 for the Class I shares. For comparison, look at how the Bloomberg US Corporate High Yield Bond Index did over the same period. The same $10,000 investment would have increased to $10,131. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Total returns on investment	Ended 3/31/26

Class I Shares
Date of effectiveness (9/9/25)	+0.29%

Class A Shares
Date of effectiveness (9/9/25)	(0.29)%

Class D Shares
Date of effectiveness (9/9/25)	(0.07)%

Class IS Shares
Date of effectiveness (9/9/25)	+0.12%

Bloomberg U.S. Corporate High Yield Index	+1.31%

The Bloomberg US Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on Bloomberg EM country definition, are excluded.

Lincoln Bain Capital Total Credit Fund

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

March 31, 2026
Assets:
Investments, at fair value (cost $278,178,049)	$270,165,722
Unrealized appreciation on foreign currency exchange contracts	333,045
Cash and cash equivalents	4,933,650
Foreign currency, at value (cost $2,784,234)	2,756,860
Dividends and interest receivable	4,275,681
Receivable for investments sold	1,814,438
Expense reimbursement receivable from the Adviser	863,417
Deferred financing costs	576,281
Prepaid expenses and other assets	82,454
Total assets	285,801,548

Liabilities:
Credit facility payable	28,000,000
Payable for investments purchased	2,577,658
Incentive fees payable	728,277
Professional fees payable	441,276
Payable for fund accounting fee	201,343
Interest expense payable	131,174
Transfer agent fees payable	100,000
Payable for custodian fees	32,012
Directors' fees payable	15,000
Due to manager and affiliates	10,783
Distribution fees payable	6
Other accrued expenses payable	41,444
Total liabilities	32,278,973

Net assets	$253,522,575

Components of Net Assets at March 31, 2026:
Paid-in capital	258,132,247
Distributable earnings / (accumulated loss)	(4,609,672)
$253,522,575

Net asset value per share - Class I (unlimited authorization at $0.001 par value) ($253,492,515 /25,143,373 Shares)	$10.08
Net asset value per share - Class A (unlimited authorization at $0.001 par value) ($10,002 /1,031 Shares)	$9.70
Net asset value per share - Class D (unlimited authorization at $0.001 par value) ($10,022 /1,032 Shares)	$9.71
Net asset value per share - Class IS (unlimited authorization at $0.001 par value) ($10,036 /1,033 Shares)	$9.72

The accompanying notes are an integral part of these consolidated financial statements.

Lincoln Bain Capital Total Credit Fund

CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended March 31, 2026
Investment income:
Interest	$13,947,907
Dividends	1,244,258
Total investment income	15,192,165

Expenses:
Incentive fees	1,790,448
Accounting and administration expenses	1,609,699
Management fees	1,605,022
Professional fees	1,205,358
Directors’ fees	241,662
Interest expense	144,073
Transfer agent fees	108,333
Shareholder service fees	58,062
Custodian fees	30,000
Offering costs expense	9,536
Trustees’ fees and expenses	1,055
Distribution fees	50
Other expenses	122,992
6,926,290
Less: Management fee waiver	(428,651)
Less: Expenses reimbursed	(2,093,224)
Plus: Recoupment of prior expenses reduced by the Adviser	230,736
Total operating expenses	4,635,151

Net investment income	10,557,014

Net realized and unrealized gain (loss):
Net realized gain (loss) from investments	174,672
Net realized gain (loss) on foreign currency transactions	45,115
Net change in unrealized appreciation (depreciation) on investments	(8,072,796)
Net change in unrealized appreciation (depreciation) on foreign currency exchange contracts	333,045
Net change in unrealized appreciation (depreciation) on foreign currency translation	(27,374)
Net realized and unrealized loss	(7,547,338)

Net increase in net assets resulting from operations	$3,009,676

The accompanying notes are an integral part of these consolidated financial statements.

Lincoln Bain Capital Total Credit Fund

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended March 31, 2026	For the period from March 4, 2025* to March 31, 2025
Increase in net assets from operations:
Net investment income	$10,557,014	$422,430
Net realized gain on investments and foreign currency	219,787	-
Net change in unrealized appreciation (depreciation) on investments, foreign currency exchange contracts and foreign currency	(7,767,125)	60,469
Net increase in net assets resulting from operations	3,009,676	482,899

Shareholder distributions:
Distributions to shareholders (Class I)	(8,111,580)	-
Distributions to shareholders (Class A)	(304)	-
Distributions to shareholders (Class D)	(316)	-
Distributions to shareholders (Class IS)	(325)	-
Decrease in net assets derived from shareholder distributions	(8,112,525)	-

Capital share transactions:
Proceeds from shares sold:
Class I	150,000,000	100,000,000
Class A	10,000	-
Class D	10,000	-
Class IS	10,000	-
Distributions reinvested:
Class I	8,111,580	-
Class A	304	-
Class D	316	-
Class IS	325	-
Increase in net assets derived from capital share transactions	158,142,525	100,000,000

Net increase in net assets	153,039,676	100,482,899

Net assets
Beginning of year	100,482,899	-
End of year	$253,522,575	$100,482,899

*	Date of commencement of operations.

The accompanying notes are an integral part of these consolidated financial statements.

Lincoln Bain Capital Total Credit Fund

CONSOLIDATED STATEMENT OF CASH FLOWS

For the Year Ended March 31, 2026
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$3,009,676
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Net realized (gain) loss from investments	(174,672)
Net change in unrealized (appreciation) depreciation on investments	8,072,796
Net change in unrealized (appreciation) depreciation on foreign currency exchange contracts	(333,045)
Net change in unrealized (appreciation) depreciation on foreign currency translation	27,374
Purchases of investments	(312,752,511)
Proceeds from sales of investments and principal repayments	115,544,938
Net (purchases) sales of money market fund	17,205,054
Accretion of discount on investments	(89,923)
Amortization of deferred financing cost	12,899
Changes in operating assets and liabilities:
Dividends and interest receivable	(3,764,918)
Expense reimbursement receivable from the Adviser	(310,633)
Other assets	15,679
Deferred offering costs	9,536
Payable for investments purchased	2,577,658
Incentive fees payable	728,277
Professional fees payable	291,276
Payable for fund accounting fee	187,918
Interest expense payable	131,174
Transfer agent fees payable	100,000
Payable for custodian fees	29,711
Directors' fees payable	15,000
Due to manager and affiliates	10,783
Distribution fees payable	6
Other accrued expenses payable	(59,958)
Organization costs payable to adviser and affiliates	(352,023)
Management fee payable	(67,209)
Offering costs payable	(10,328)
Net cash provided by (used in) operating activities	(169,945,465)

Cash flows from financing activities:
Proceeds from shares sold	158,142,525
Distributions paid to shareholders	(8,112,525)
Proceeds from advances on credit facility	28,000,000
Deferred financing costs paid	(589,180)
Net cash provided by (used in) financing activities	177,440,820

Net increase (decrease) in cash and cash equivalents	7,495,355
Cash and cash equivalents at beginning of year	222,529
Effects of foreign currency exchange rate changes on cash and cash equivalents	(27,374)
Cash and cash equivalents and Foreign currency at end of year	$7,690,510

The accompanying notes are an integral part of these consolidated financial statements.

Lincoln Bain Capital Total Credit Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2026

Investments(1)	Industry	Footnotes	Reference Rate and Spread(2)	Interest Rate(2)	Maturity Date	Par Amount/ Unit	Cost(3)	Fair Value	% of Net Assets
Collateralized Mortgage Obligations - 7.3%
Citigroup Commercial Mortgage Trust
Series 2016-GC36, Class B	Asset-Backed Securities			4.68%	2/10/2049	1,000,000	$947,184	$958,045	0.4%
Citigroup Commercial Mortgage Trust
Series 2016-P4, Class C	Asset-Backed Securities			3.92%	7/10/2049	2,150,000	1,994,004	1,982,881	0.8%
Citigroup Commercial Mortgage Trust
Series 2020-555, Class E	Asset-Backed Securities			3.50%	12/10/2041	2,200,000	1,987,458	1,965,959	0.8%
CSAIL Commercial Mortgage Trust
Series 2016-C6, Class D	Asset-Backed Securities			4.87%	1/15/2049	1,700,000	1,408,417	1,463,366	0.6%
GS Mortgage Securities Trust
Series 2015-GS1, Class C	Asset-Backed Securities			4.29%	11/10/2048	1,450,000	1,267,765	1,269,479	0.5%
JPMBB Commercial Mortgage Securities Trust
Series 2015-C30, Class B	Asset-Backed Securities			4.07%	7/15/2048	2,000,000	1,892,311	1,902,455	0.7%
LSTAR Commercial Mortgage Trust
Series 2017-5, Class D	Asset-Backed Securities			4.67%	3/10/2050	1,750,000	1,456,907	1,493,465	0.6%
Magen Capital Group Trust
Series 2026-RTL1, Class M	Asset-Backed Securities			9.06%	3/25/2031	1,000,000	999,995	1,000,001	0.4%
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2016-C29, Class D	Asset-Backed Securities			3.00%	5/15/2049	1,600,000	1,298,433	1,399,779	0.5%
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2016-C31, Class C	Asset-Backed Securities			4.24%	11/15/2049	1,300,000	1,207,936	1,229,816	0.5%
Morgan Stanley Capital I Trust
Series 2015-MS1, Class D	Asset-Backed Securities			4.03%	5/15/2048	500,000	403,542	396,102	0.2%
Wells Fargo Commercial Mortgage Trust
Series 2015-C31, Class D	Asset-Backed Securities			3.85%	11/15/2048	1,216,000	1,107,867	1,092,819	0.4%
Wells Fargo Commercial Mortgage Trust
Series 2015-SG1, Class C	Asset-Backed Securities			4.29%	9/15/2048	1,370,286	1,322,694	1,308,394	0.5%
Wells Fargo Commercial Mortgage Trust
Series 2016-C33, Class D	Asset-Backed Securities			3.12%	3/15/2059	971,166	891,657	942,470	0.4%
Collateralized Mortgage Obligations Total - 7.3%							$18,186,170	$18,405,031	7.3%

Common Stocks - 0.0%
Polar Technology Buyer Ltd.	Aerospace & Defense	(4)(11)				5,330	$5,330	$5,330	0.0%
Common Stocks Total - 0.0%							$5,330	$5,330	0.0%

Loan Agreements (First-Lien) - 49.6%
Delayed Draw Term Loan
Acuity Eyecare Holdings LLC	Healthcare & Pharmaceuticals	(4)(10)	S+ 5.75%	9.58%	3/27/2027	2,045,248	$2,045,248	$2,045,248	0.8%
Acuity Eyecare Holdings LLC	Healthcare & Pharmaceuticals	(4)(10)	S+ 5.75%	9.58%	3/27/2027	2,043,092	2,043,092	2,043,092	0.8%
Acuity Eyecare Holdings LLC	Healthcare & Pharmaceuticals	(4)(10)	S+ 5.75%	9.58%	3/27/2027	450,454	450,454	450,454	0.2%
Acuity Eyecare Holdings LLC	Healthcare & Pharmaceuticals	(4)(5)(6)	S+ 5.75%	9.52%	3/27/2027	906,667	831,667	906,667	0.4%
Alogent Holdings Inc.	Services: Business	(4)(5)(6)			1/21/2032	-	-	-	0.0%
Blackbird Purchaser Inc.	Capital Equipment	(5)(6)(10)			12/19/2030	-	(739)	(2,378)	0.0%
Easy Ice, LLC	Services: Business	(4)(5)(6)(10)	S+ 5.25%	9.07%	10/30/2030	270,549	264,013	270,549	0.1%
Govineer Solutions LLC	High Tech Industries	(4)(5)(6)			10/7/2030	-	(5,915)	-	0.0%
Hlsg Intermediate, LLC	Services: Business	(4)(5)(6)			2/2/2033	-	(4,303)	(4,403)	0.0%
Lightspeed Buyer Inc.	Healthcare & Pharmaceuticals	(4)(5)(6)			2/6/2032	-	(3,716)	(3,810)	0.0%
Margaux Acquisition Inc.	Insurance	(4)(10)	S+ 4.75%	8.56%	12/19/2027	791,604	791,604	791,604	0.3%
Margaux Acquisition Inc.	Insurance	(10)	S+ 4.75%	8.56%	12/19/2027	325,644	325,644	325,819	0.1%
Monarch Collective Holding LLC	Services: Business	(4)(5)(6)	S+ 5.00%	8.70%	3/17/2032	6,630	1,105	1,105	0.0%
Noynim Llc 2026 Ltd.	High Tech Industries	(4)(5)(6)			3/13/2031	-	(5,328)	(5,328)	0.0%
Paris Merger Sub Inc.	High Tech Industries	(4)(5)(6)			3/17/2033	-	(4,170)	(4,170)	0.0%
TL Sapphire Holdings Inc.	Construction & Building	(4)(5)(6)	S+ 5.00%	8.67%	1/24/2033	303,840	300,824	302,258	0.1%
TVG Shelby Buyer Inc.	Healthcare & Pharmaceuticals	(4)(5)(6)(10)	S+ 5.50%	9.20%	3/27/2028	1,030,442	1,025,294	1,030,442	0.4%
Vessco Midco Holdings, LLC	Utilities: Water	(5)(6)(10)	S+ 4.50%	8.16%	7/24/2031	620,480	617,566	613,760	0.3%
Vessco Midco Holdings, LLC	Utilities: Water	(4)(5)(6)			7/24/2031	-	(3,104)	-	0.0%
							$8,669,236	$8,760,909	3.5%

The accompanying notes are an integral part of these consolidated financial statements.

Lincoln Bain Capital Total Credit Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

March 31, 2026

Investments(1)	Industry	Footnotes	Reference Rate and Spread(2)	Interest Rate(2)	Maturity Date	Par Amount/ Unit		Cost(3)	Fair Value	% of Net Assets
Revolver
Alogent Holdings Inc.	Services: Business	(4)(5)(6)			1/21/2032		-	$(2,887)	$(2,980)	0.0%
AMI Buyer Inc.	High Tech Industries	(4)(5)(6)			10/17/2031		-	(4,006)	-	0.0%
Atlas US Finco Inc.	High Tech Industries	(4)(5)(6)			12/9/2028		-	-	-	0.0%
Blackbird Purchaser Inc.	Capital Equipment	(5)(6)	S+ 5.75%	8.21%	12/19/2029		156,642	155,470	142,320	0.1%
Crow River Buyer Inc.	Services: Business	(4)(5)(6)			1/31/2029		-	-	-	0.0%
DTIQ Technologies Inc.	Services: Business	(4)	S+ 7.50%	11.17%	9/30/2029		563,000	555,451	551,740	0.2%
Easy Ice, LLC	Services: Business	(4)(5)(6)	S+ 5.28%	9.08%	10/30/2030		259,840	254,390	259,840	0.1%
G3 Frax Acquisition LLC	High Tech Industries	(4)(5)(6)			1/30/2032		-	(4,525)	(4,655)	0.0%
Govineer Solutions LLC	High Tech Industries	(4)(5)(6)	S+ 5.00%	8.67%	10/7/2030		97,500	93,557	97,500	0.0%
Hlsg Intermediate, LLC	Services: Business	(4)(5)(6)			2/2/2033		-	(3,445)	(3,525)	0.0%
Lightspeed Buyer Inc.	Healthcare & Pharmaceuticals	(4)(5)(6)			2/6/2032		-	(2,480)	(2,543)	0.0%
Lindstrom, LLC	Wholesale	(4)(5)(6)	S+ 5.50%	6.44%	12/30/2032		114,233	107,582	107,342	0.1%
Margaux Acquisition Inc.	Insurance	(5)(6)	S+ 4.75%	4.75%	12/19/2027		-	-	(11,957)	0.0%
Monarch Collective Holding LLC	Services: Business	(4)(5)(6)	S+ 5.00%	8.70%	3/17/2032		44,200	43,095	43,095	0.0%
Noynim Llc 2026 Ltd.	High Tech Industries	(4)(5)(6)	S+ 5.00%	8.67%	3/13/2031		177,667	175,002	175,002	0.1%
Paris Merger Sub Inc.	High Tech Industries	(4)(5)(6)			3/17/2033		-	(4,178)	(4,178)	0.0%
Polar Technology Buyer Ltd.	Aerospace & Defense	(4)(5)(6)			2/27/2032		-	(151)	(1,209)	0.0%
Saturn Purchaser Corp.	Aerospace & Defense	(4)(5)(6)			7/22/2030		-	-	-	0.0%
TL Sapphire Holdings Inc.	Construction & Building	(4)(5)(6)	S+ 4.00%	10.75%	1/24/2033		70,278	66,588	66,483	0.0%
TVG Shelby Buyer Inc.	Healthcare & Pharmaceuticals	(4)(5)(6)			3/27/2028		-	-	-	0.0%
Vatica Health, Inc.	Healthcare & Pharmaceuticals	(4)(5)(6)			10/29/2032		-	(4,408)	(4,678)	0.0%
Vessco Midco Holdings, LLC	Utilities: Water	(5)(6)	S+ 3.17%	3.17%	7/24/2031		-	(1,051)	(11,200)	0.0%
								$1,424,004	$1,396,397	0.6%

Term Loan
1375 Mezz LLC	Real Estate	(4)(5)(6)	S+ 4.50%	8.21%	2/1/2029		343,822	$340,733	$340,532	0.1%
1375 Owner LLC	Real Estate	(4)	S+ 4.50%	8.20%	2/1/2029		3,877,500	3,859,297	3,858,113	1.5%
1375 Owner LLC	Real Estate	(4)(5)(6)	S+ 4.50%	8.18%	2/1/2029		46,108	44,233	44,111	0.0%
1375 Owner LLC	Real Estate	(4)(5)(6)	S+ 4.50%	8.21%	2/1/2029		176	(155)	(177)	0.0%
Acuity Eyecare Holdings LLC	Healthcare & Pharmaceuticals	(4)(10)	S+ 5.75%	9.60%	3/27/2027		401,887	401,887	401,887	0.2%
Aeritek Global US Acq Inc.	Capital Equipment	(4)	S+ 6.50%	10.17%	8/27/2030		6,904,265	6,827,828	6,800,701	2.7%
Allo Holdco Borrower LLC	Telecommunications	(4)(7)		15.50%	4/16/2032		5,341,349	5,266,349	5,261,229	2.1%
Alogent Holdings Inc.	Services: Business	(4)(10)	S+ 6.50%	10.17%	1/21/2032		3,213,000	3,181,486	3,180,870	1.2%
AMI Buyer Inc.	High Tech Industries	(4)(10)	S+ 5.00%	8.90%	10/17/2031		4,319,370	4,292,206	4,319,370	1.7%
Atlas US Finco Inc.	High Tech Industries	(4)(10)	S+ 4.75%	8.42%	12/9/2029		4,332,025	4,332,025	4,332,025	1.7%
Blackbird Purchaser Inc.	Capital Equipment	(10)	S+ 5.75%	9.45%	12/19/2030		2,167,226	2,157,660	2,135,025	0.8%
Crow River Buyer Inc.	Services: Business	(4)(10)	S+ 5.00%	8.67%	1/31/2029		3,981,000	3,981,000	3,981,000	1.6%
DTIQ Technologies Inc.	Services: Business	(4)(10)	S+ 7.50%	11.17%	9/30/2029		3,639,810	3,590,177	3,567,013	1.4%
Easy Ice, LLC	Services: Business	(4)(10)	S+ 5.25%	9.07%	10/30/2030		3,610,222	3,566,028	3,610,222	1.4%
Ergotron Acquisition LLC	Capital Equipment	(4)(10)	S+ 5.25%	8.92%	7/6/2028		4,930,362	4,930,362	4,930,362	1.9%
FBWS Development Senior LLC	Real Estate	(4)(5)(6)	S+ 3.00%	6.67%	3/16/2029		90,531	89,294	89,294	0.0%
FBWS Development Senior LLC	Real Estate	(4)(5)(6)	S+ 3.00%	6.67%	3/16/2029		2,534,191	2,520,902	2,520,902	1.0%
FC Dolmans B.V.	Environmental Industries	(4)	E+ 5.25%	7.16%	3/4/2033	EUR	343,035	395,300	392,532	0.2%
FC Dolmans B.V.	Environmental Industries	(4)(5)(6)			3/4/2033		-	(785)	(1,888)	0.0%
G3 Frax Acquisition LLC	High Tech Industries	(4)	S+ 6.00%	9.67%	1/30/2032		4,468,000	4,429,993	4,428,905	1.7%
Govineer Solutions LLC	High Tech Industries	(4)(10)	S+ 5.00%	8.70%	10/7/2030		3,358,125	3,337,754	3,358,125	1.3%
Hlsg Intermediate, LLC	Services: Business	(4)(10)	S+ 4.75%	8.42%	2/2/2033		2,713,000	2,693,114	2,692,653	1.1%
Inw Manufacturing, LLC	Beverage, Food, & Tobacco	(4)(10)	S+ 5.75%	9.42%	1/23/2031		4,488,750	4,445,504	4,443,863	1.7%
Lightspeed Buyer Inc.	Healthcare & Pharmaceuticals	(4)	S+ 4.75%	8.45%	2/6/2032		1,283,000	1,273,615	1,273,378	0.5%
Lindstrom, LLC	Wholesale	(4)(10)	S+ 5.50%	9.24%	12/30/2032		3,994,902	3,951,063	3,949,959	1.6%
Margaux Acquisition Inc.	Insurance	(4)(10)	S+ 4.75%	8.56%	12/19/2027		2,437,787	2,437,787	2,437,787	1.0%
Margaux Acquisition Inc.	Insurance	(10)	S+ 4.75%	8.56%	12/19/2027		288,950	288,950	289,106	0.1%
Margaux Acquisition Inc.	Insurance	(4)(10)	S+ 4.75%	8.56%	12/19/2027		803,629	803,629	803,629	0.3%
Monarch Collective Holding LLC	Services: Business	(4)(10)	S+ 5.00%	8.68%	3/17/2032		1,125,000	1,119,375	1,119,375	0.4%
Noynim LLC	High Tech Industries	(4)(10)	S+ 5.00%	8.67%	3/13/2031		2,355,000	2,343,225	2,343,225	0.9%
Paris Merger Sub Inc.	High Tech Industries	(4)	S+ 4.75%	8.43%	3/17/2033		2,221,000	2,204,343	2,204,343	0.9%
Polar Technology Buyer Ltd.	Aerospace & Defense	(4)	S+ 5.75%	9.48%	2/27/2032		175,000	234,677	230,472	0.1%
Polar Technology Buyer Ltd.	Aerospace & Defense	(4)(5)(6)			2/27/2032		-	(324)	(4,517)	0.0%
Primeflight Acquisition LLC	Transportation: Consumer	(4)(10)	S+ 5.50%	9.16%	5/1/2029		3,938,378	3,938,378	3,938,378	1.5%
Primeflight Acquisition LLC	Transportation: Consumer	(4)(10)	S+ 5.50%	9.20%	5/1/2029		998,203	998,203	998,203	0.4%
RCP NATS Purchaser LLC 2026 1st Amd Inc.	Healthcare & Pharmaceuticals	(4)(10)	S+ 5.00%	8.69%	3/19/2032		4,962,655	4,913,301	4,962,655	2.0%
Saturn Purchaser Corp.	Aerospace & Defense	(4)(10)	S+ 4.78%	8.55%	7/22/2030		4,305,760	4,305,760	4,305,760	1.7%
Substantial Holdco Limited	Telecommunications	(4)(5)(6)	S+ 8.00%	12.00%	4/20/2030	GBP	1,542,665	2,038,325	2,000,352	0.8%
TL Sapphire Holdings Inc.	Construction & Building	(4)(10)	S+ 5.00%	8.67%	1/24/2033		3,481,000	3,464,072	3,463,595	1.4%
TVG Shelby Buyer Inc.	Healthcare & Pharmaceuticals	(4)(10)	S+ 5.50%	9.20%	3/27/2028		1,958,088	1,958,088	1,958,088	0.8%
Vacation Rental Brands LLC	Hotel, Gaming, & Leisure	(4)	S+ 5.25%	8.95%	5/6/2032		6,926,640	6,875,786	6,926,640	2.7%
Vatica Health, Inc.	Healthcare & Pharmaceuticals	(4)(10)	S+ 4.75%	8.45%	10/29/2032		4,667,940	4,623,477	4,621,261	1.8%
Vessco Midco Holdings, LLC	Utilities: Water	(10)	S+ 4.50%	8.14%	7/24/2031		2,015,000	2,005,562	1,994,850	0.8%
Vessco Midco Holdings, LLC	Utilities: Water	(4)(10)	S+ 4.50%	8.23%	7/24/2031		1,375,000	1,368,615	1,375,000	0.5%
								115,828,099	115,878,208	45.5%
Loan Agreements (First-Lien) Total - 49.6%								$125,921,339	$126,035,514	49.6%

Money Market Fund - 6.1%
State Street Institutional U.S. Government Money Market Fund Premier Class		(8)		3.60%			15,397,743	$15,397,743	$15,397,743	6.1%
Money Market Fund Total - 6.1%								$15,397,743	$15,397,743	6.1%

The accompanying notes are an integral part of these consolidated financial statements.

Lincoln Bain Capital Total Credit Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
March 31, 2026

Investments(1)	Industry	Footnotes	Reference Rate and Spread(2)	Interest Rate(2)	Maturity Date	Par Amount/ Unit	Cost(3)	Fair Value	% of Net Assets
Non-Agency Asset Backed Securities - 40.1%
1988 CLO Ltd.
Series 2023-2A, Class SUB	Asset-Backed Securities	(9)		15.56%	4/15/2038	250,000	$131,913	$103,983	0.0%
American Money Management Corp
Series 2022-27A, Class SUB	Finance	(9)		15.15%	1/20/2037	1,000,000	895,704	673,419	0.3%
American Money Management Corp
Series 2023-26A, Class ER	Finance		S+ 6.50%	10.17%	4/15/2036	2,000,000	2,000,000	1,928,736	0.8%
Anchorage Credit Funding Ltd.
Series 2021-13A, Class SUB	Finance	(9)		24.43%	7/27/2039	750,000	427,784	437,999	0.2%
Apidos CLO Ltd.
Series 2012-11A, Class ER4	Asset-Backed Securities		S+ 6.00%	9.67%	4/17/2034	350,000	353,850	343,771	0.1%
Apidos CLO Ltd.
Series 2016-24A, Class DR	Asset-Backed Securities		S+ 6.06%	9.73%	10/20/2030	300,000	302,324	297,529	0.1%
Apidos CLO Ltd.
Series 2018-29A, Class ER	Asset-Backed Securities		S+ 6.00%	9.67%	7/25/2038	2,000,000	2,000,000	1,998,244	0.8%
Apidos CLO Ltd.
Series 2021-35A, Class D	Asset-Backed Securities		S+ 2.91%	6.58%	4/20/2034	1,800,000	1,807,590	1,753,025	0.7%
Apidos CLO Ltd.
Series 2021-35A, Class E	Asset-Backed Securities		S+ 6.01%	9.68%	4/20/2034	3,000,000	3,023,816	2,933,955	1.2%
Apidos CLO Ltd.
Series 2024-51A, Class SUB	Asset-Backed Securities	(9)		12.84%	1/20/2038	600,000	449,933	348,175	0.1%
Arbour CLO Ltd.
Series -9A, Class E	Asset-Backed Securities		E+ 5.79%	7.81%	4/15/2034	700,000	797,434	791,654	0.3%
Ares CLO Ltd.
Series 2015-2A, Class SUB	Asset-Backed Securities	(9)		11.72%	7/17/2038	699,700	418,181	272,529	0.1%
Ares CLO Ltd.
Series 2017-44A, Class DRR	Asset-Backed Securities		S+ 6.25%	9.92%	4/15/2034	600,000	600,000	550,962	0.2%
Ares CLO Ltd.
Series 2019-54A, Class SUB	Asset-Backed Securities	(9)		11.57%	7/15/2038	5,986,858	2,823,457	1,994,132	0.8%
Ares CLO Ltd.
Series 2021-62A, Class ER	Asset-Backed Securities		S+ 6.00%	9.67%	1/25/2034	1,100,000	1,100,000	998,174	0.4%
Armada Euro CLO Ltd.
Series -1A, Class FR	Asset-Backed Securities		E+ 8.75%	10.78%	10/24/2033	1,600,000	1,869,559	1,829,027	0.7%
Avoca CLO Ltd.
Series -14A, Class FRR	Asset-Backed Securities		E+ 8.22%	10.24%	7/15/2039	1,050,000	1,219,672	1,130,074	0.5%
Barings CLO Ltd.
Series 2021-2A, Class ER	Asset-Backed Securities		S+ 6.30%	9.97%	7/15/2034	1,000,000	1,000,000	927,749	0.4%
Barings CLO Ltd.
Series 2025-6A, Class SUB	Asset-Backed Securities	(9)		13.82%	1/14/2039	1,950,000	1,649,700	1,395,750	0.6%
Battalion CLO XXI Ltd.
Series 2021-21A, Class D	Asset-Backed Securities		S+ 3.56%	7.23%	7/15/2034	250,000	230,460	236,112	0.1%
BBAM European CLO Ltd.
Series -4A, Class FR	Asset-Backed Securities		E+ 8.18%	10.21%	10/26/2038	950,000	1,095,471	1,032,733	0.4%
Benefit Street Partners CLO Ltd.
Series 2025-39A, Class E	Asset-Backed Securities		S+ 4.50%	8.17%	4/15/2038	2,850,000	2,858,430	2,759,441	1.1%
Benefit Street Partners CLO XXXIV Ltd.
Series 2024-34A, Class E	Asset-Backed Securities		S+ 6.70%	10.37%	7/25/2037	500,000	510,259	485,725	0.2%
Bluemountain CLO Ltd.
Series 2021-32A, Class DR	Asset-Backed Securities		S+ 3.10%	6.77%	10/15/2034	4,000,000	4,000,000	3,906,760	1.5%
Canyon Capital CLO Ltd.
Series 2021-4A, Class ER	Asset-Backed Securities		S+ 6.00%	9.67%	10/15/2034	150,000	150,000	133,300	0.1%
Carlyle Global Market Strategies Ltd.
Series 2019-4A, Class DR	Finance		S+ 6.60%	10.27%	4/15/2035	400,000	402,610	372,000	0.2%
Carlyle Global Market Strategies Ltd.
Series 2021-9A, Class ER	Finance		S+ 6.40%	10.07%	10/20/2034	1,300,000	1,291,488	1,221,240	0.5%
Carlyle Global Market Strategies Ltd.
Series 2022-6A, Class ER2	Finance		S+ 5.40%	9.07%	10/25/2038	1,400,000	1,402,120	1,338,253	0.5%
Carvana Auto Receivables Trust
Series 2025-P4, Class R	Finance	(9)		19.70%	11/10/2033	3,066	1,559,953	1,571,255	0.6%
Carvana Auto Receivables Trust
Series 2026-P1, Class R	Finance	(9)		16.19%	3/10/2034	2,000	1,059,140	1,046,720	0.4%
CBAMR Ltd.
Series 2019-11RA, Class ER	Finance		S+ 6.25%	9.98%	3/20/2038	2,000,000	2,000,000	1,884,460	0.8%
CBAMR Ltd.
Series 2021-14A, Class ER	Finance		S+ 6.20%	9.87%	10/20/2038	650,000	650,000	594,622	0.2%
Cedar Funding Ltd.
Series 2016-6A, Class ER3	Finance		S+ 6.25%	9.92%	4/20/2034	300,000	300,000	277,252	0.1%
Cedar Funding Ltd.
Series 2023-17A, Class ER	Finance		S+ 6.50%	10.17%	7/20/2038	900,000	900,000	862,516	0.3%
Cedar Funding Ltd.
Series 2024-18A, Class E	Finance		S+ 6.65%	10.32%	4/23/2037	250,000	253,965	243,082	0.1%
CIFC Funding Ltd.
Series 2017-5A, Class SUB	Finance	(9)		12.95%	7/17/2037	1,500,000	517,297	366,986	0.1%
CIFC Funding Ltd.
Series 2019-7A, Class SUBR	Finance	(9)		13.41%	10/19/2038	10,900,000	4,117,125	3,638,988	1.4%
CIFC Funding Ltd.
Series 2025-6A, Class SUB	Finance	(9)		15.43%	10/23/2038	2,500,000	2,018,750	1,870,099	0.7%
Clermont Park CLO Ltd.
Series 2025-1A, Class E	Asset-Backed Securities		S+ 5.50%	9.17%	4/24/2038	2,000,000	2,032,383	1,938,634	0.8%
Contego CLO DAC Ltd.
Series -6A, Class ER	Asset-Backed Securities		E+ 6.40%	8.42%	4/15/2034	650,000	760,944	725,232	0.3%

The accompanying notes are an integral part of these consolidated financial statements.

Lincoln Bain Capital Total Credit Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

March 31, 2026

Investments(1)	Industry	Footnotes	Reference Rate and Spread(2)	Interest Rate(2)	Maturity Date	Par Amount/ Unit	Cost(3)	Fair Value	% of Net Assets
Deutsche Bank AG CRFT
Series 2026-1A, Class CLN	Finance	(4)	S+ 7.00%	10.65%	10/21/2035	2,550,000	$2,550,000	$2,550,000	1.0%
Deutsche Bank AG CRFT
Series 2025-2A, Class CLN	Finance	(4)	S+ 7.25%	10.92%	1/21/2035	2,300,000	2,311,226	2,321,574	0.9%
Diameter Capital CLO 7 Ltd.
Series 2024-7A, Class D	Asset-Backed Securities		S+ 6.10%	9.77%	7/20/2037	1,050,000	1,070,226	1,042,667	0.4%
Diameter Capital CLO 7 Ltd.
Series 2024-7A, Class SUB	Asset-Backed Securities	(9)		15.27%	7/20/2037	2,100,000	1,687,019	1,342,360	0.5%
Dryden Euro CLO Ltd.
Series 2020-89A, Class D	Asset-Backed Securities		E+ 3.35%	5.38%	10/18/2034	1,300,000	1,517,963	1,412,769	0.6%
Dryden Leveraged Loan CDO
Series 2020-79A, Class ER	Finance		E+ 6.47%	8.50%	1/18/2035	600,000	685,499	654,739	0.3%
Elmwood CLO 31 Ltd
Series 2024-7A, Class SUB	Asset-Backed Securities	(9)		11.66%	7/17/2037	2,850,000	1,989,895	1,546,686	0.6%
Euro-Galaxy CLO Ltd.
Series 2016-5A, Class ERR	Asset-Backed Securities		E+ 5.82%	7.80%	2/15/2034	350,000	397,847	388,751	0.2%
Goldentree Loan Management US
Series 2021-11A, Class DR	Finance		S+ 2.80%	6.47%	10/20/2034	1,600,000	1,608,453	1,587,515	0.6%
Goldentree Loan Management US
Series 2022-12A, Class DR	Finance		S+ 3.00%	6.67%	7/20/2037	350,000	351,706	350,176	0.1%
Greenacre Park CLO LLC
Series 2021-2A, Class ER	Asset-Backed Securities		S+ 6.00%	9.67%	7/20/2038	2,045,000	2,052,534	1,862,551	0.7%
Jamestown CLO Ltd.
Series 2018-11A, Class D	Asset-Backed Securities		S+ 6.28%	9.95%	7/14/2031	500,000	500,000	489,207	0.2%
Jamestown CLO Ltd.
Series 2021-16A, Class ER	Asset-Backed Securities		S+ 6.95%	10.62%	7/25/2034	400,000	393,406	326,684	0.1%
KKR Financial CLO Ltd.
Series -20, Class E	Asset-Backed Securities		S+ 5.76%	9.43%	10/16/2030	250,000	251,375	244,344	0.1%
KKR Financial CLO Ltd.
Series -28A, Class ER2	Asset-Backed Securities		S+ 6.72%	10.39%	2/9/2035	1,700,000	1,663,541	1,580,203	0.6%
KKR Financial CLO Ltd.
Series -38A, Class ER	Asset-Backed Securities		S+ 7.75%	11.43%	1/15/2038	1,925,000	1,925,000	1,831,391	0.7%
LCM Ltd.
Series -34A, Class D	Finance		S+ 3.61%	7.28%	10/20/2034	275,000	253,163	258,026	0.1%
Madison Park Euro Funding
Series -15A, Class FRR	Finance		E+ 8.25%	10.27%	7/15/2036	525,000	607,398	570,908	0.2%
Madison Park Funding Ltd.
Series 2021-51A, Class ER	Finance		S+ 6.00%	9.67%	10/19/2038	850,000	782,509	770,851	0.3%
Madison Park Funding Ltd.
Series 2021-59A, Class BR	Finance		S+ 1.92%	5.59%	4/18/2037	400,000	402,793	400,416	0.2%
Marble Point CLO XXI Ltd.
Series 2021-3A, Class D2R	Asset-Backed Securities		S+ 4.75%	8.42%	10/17/2034	1,600,000	1,600,000	1,540,803	0.6%
Neuberger Berman CLO Ltd.
Series 2023-53A, Class SUB	Asset-Backed Securities	(9)		9.98%	10/24/2037	1,000,000	814,101	564,967	0.2%
Northwoods Capital Euro Ltd.
Series 2021-24A, Class D	Finance		E+ 3.30%	5.32%	10/15/2035	600,000	705,589	663,168	0.3%
Northwoods Capital Ltd.
Series 2019-18A, Class E	Finance		S+ 6.84%	10.50%	5/20/2032	530,000	507,834	476,007	0.2%
Oak Hill Credit Partners
Series 2012-7A, Class D1R4	Finance		S+ 2.50%	6.16%	2/20/2038	750,000	753,490	737,735	0.3%
OCP Euro CLO Ltd.
Series 2017-1A, Class FRR	Asset-Backed Securities		E+ 8.50%	10.64%	7/15/2038	2,000,000	2,328,899	2,188,177	0.9%
Palmer Square European CLO Ltd.
Series 2021-2A, Class FR	Asset-Backed Securities		E+ 8.34%	10.33%	3/15/2038	4,000,000	4,599,465	4,335,955	1.7%
Palmer Square European CLO Ltd.
Series 2024-1A, Class FR	Asset-Backed Securities		E+ 8.25%	10.43%	1/15/2039	1,250,000	1,467,376	1,374,176	0.5%
Penta CLO SA
Series 2024-18A, Class F	Asset-Backed Securities		E+ 8.35%	10.37%	1/15/2038	550,000	639,086	619,627	0.2%
Pikes Peak CLO Ltd.
Series 2021-8A, Class SUB	Asset-Backed Securities	(9)		12.33%	7/20/2034	3,100,000	1,681,034	1,118,796	0.5%
Regatta Funding
Series 2018-1A, Class R1A	Finance	(9)		12.72%	7/17/2037	4,934,000	14,802	-	0.0%
Regatta Funding
Series 2018-1A, Class R2	Finance	(9)		12.72%	7/17/2037	4,934,000	148,020	131,291	0.1%
Regatta Funding
Series 2018-1A, Class SUB	Finance	(9)		12.72%	7/17/2037	2,700,000	697,559	316,590	0.1%
Regatta XXVII Funding Ltd.
Series 2024-1A, Class E	Finance		S+ 6.50%	10.17%	4/26/2037	1,050,000	1,058,758	1,009,260	0.4%
Rockford Tower Europe CLO Ltd.
Series 2021-1A, Class F	Asset-Backed Securities		E+ 7.86%	9.89%	4/20/2034	1,500,000	1,720,191	1,645,968	0.7%
Romark CLO Ltd.
Series 2017-1A, Class D	Asset-Backed Securities		S+ 6.91%	10.58%	10/23/2030	1,100,000	1,105,005	1,088,179	0.4%
RR Ltd.
Series 2019-7A, Class D1B	Finance		S+ 6.50%	10.17%	1/15/2037	350,000	350,834	325,454	0.1%
Saranac CLO Ltd.
Series 2020-8A, Class E	Asset-Backed Securities		S+ 8.38%	12.04%	2/20/2033	200,000	149,671	55,563	0.0%
Saratoga Investment Corp.
Series 2013-1A, Class ER3	Finance		S+ 7.76%	11.43%	4/20/2033	550,000	440,508	287,842	0.1%
Sculptor European CLO Ltd.
Series -9A, Class F	Asset-Backed Securities		E+ 9.01%	11.04%	10/10/2034	900,000	1,052,661	995,742	0.4%
Silver Point CLO Ltd.
Series 2025-10A, Class E	Asset-Backed Securities		S+ 5.80%	9.47%	7/15/2038	850,000	799,402	776,043	0.3%

The accompanying notes are an integral part of these consolidated financial statements.

Lincoln Bain Capital Total Credit Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

March 31, 2026

Investments(1)	Industry	Footnotes	Reference Rate and Spread(2)	Interest Rate(2)	Maturity Date	Par Amount/ Unit	Cost(3)	Fair Value	% of Net Assets
Sixth Street CLO VIII Ltd.
Series 2017-8A, Class DR2	Asset-Backed Securities		S+ 6.75%	10.42%	10/20/2034	800,000	$806,692	$742,080	0.3%
Sixth Street CLO XVIII Ltd.
Series 2021-18A, Class SUB	Asset-Backed Securities	(9)		13.27%	10/17/2125	750,000	422,898	338,045	0.1%
St Pauls Clo Ltd.
Series -11A, Class E	Asset-Backed Securities		E+ 6.00%	8.03%	1/17/2032	600,000	685,071	657,256	0.3%
Tallman Park CLO Ltd.
Series 2021-1A, Class ER	Asset-Backed Securities		S+ 6.00%	9.67%	7/20/2038	2,700,000	2,706,587	2,455,061	1.0%
Tikehau Ltd.
Series -13A, Class F	Finance		E+ 8.09%	10.11%	10/15/2038	800,000	889,803	848,513	0.3%
Toro European CLO Ltd.
Series -3A, Class DRRE	Asset-Backed Securities		E+ 3.45%	5.47%	7/15/2034	550,000	638,189	621,931	0.3%
Trinitas CLO Ltd.
Series 2016-4A, Class ER	Asset-Backed Securities		S+ 6.56%	10.23%	10/18/2031	950,000	944,313	901,045	0.4%
Trinitas CLO Ltd.
Series 2020-14A, Class ER2	Asset-Backed Securities		S+ 6.75%	10.42%	1/25/2034	850,000	847,045	727,096	0.3%
Venture 31 CLO Ltd.
Series 2018-31A, Class D	Asset-Backed Securities		S+ 3.08%	6.75%	4/20/2031	2,200,000	2,002,000	2,090,664	0.8%
Vibrant CLO Ltd.
Series 2021-12A, Class DRR	Asset-Backed Securities		S+ 5.95%	9.62%	4/20/2034	250,000	250,000	218,000	0.1%
Voya CLO Ltd.
Series 2013-3A, Class DR	Asset-Backed Securities		S+ 6.16%	9.83%	10/18/2031	300,000	300,971	291,222	0.1%
Voya CLO Ltd.
Series 2019-3A, Class ER	Asset-Backed Securities		S+ 6.76%	10.43%	10/17/2032	1,550,000	1,561,130	1,531,293	0.6%
Voya CLO Ltd.
Series 2020-1A, Class ER	Asset-Backed Securities		S+ 6.61%	10.28%	7/16/2034	650,000	653,154	608,659	0.2%
Voya Euro CLO Ltd.
Series -5A, Class E	Asset-Backed Securities		E+ 5.81%	7.83%	4/15/2035	500,000	571,121	552,715	0.2%
Non-Agency Asset Backed Securities Total- 40.1%							$109,896,124	$101,581,038	40.1%

Preferred Stocks - 1.8%
BCC AmeriQual Investments 3, LP	Beverage, Food, & Tobacco	(4)(7)				4,531,788	$4,562,000	$4,531,788	1.8%
Preferred Stocks Total - 1.8%							$4,562,000	$4,531,788	1.8%

Private Asset Backed Securities - 1.7%
Mezzanine Tranche
Skywire Issuer, LLC Class C Notes	Media: Broadcasting & Subscription	(4)		9.50%	9/30/2055	4,500,000	$4,209,343	$4,209,278	1.7%
Private Asset Backed Securities - 1.7%							$4,209,343	$4,209,278	1.7%

Warrants - 0.0%
BCC AmeriQual Investments 3, LP	Beverage, Food, & Tobacco	(4)(11)				6	$-	$-	0.0%
Warrants Total - 0.0%							$-	$-	0.0%

Total Investments -106.6%							$278,178,049	$270,165,722	106.6%
Liabilities Net Of Receivables and Other Assets - -6.6%								$(16,643,147)	-6.6%
Net Assets Applicable to 25,146,469 Shares Outstanding - 100.0%								$253,522,575	100.0%

(1)	Unless otherwise indicated, all investments held by the Fund are denominated in U.S. dollars. All investments are income producing unless otherwise indicated. Certain fund investments may be subject to contractual restrictions on sales. The total par amount is presented for loan investments.
(2)	Variable rate loans to the portfolio companies bear interest at a rate that is determined by reference to either Euribor (“E”), SONIA (“SO”), SOFR including SOFR adjustment, if any, (“S”) at the borrower's option which generally resets periodically. S loans are typically indexed to 12 month, 6 month, 3 month, 1 month or 1 date S rates, E loans are typically indexed to 3 month and SO loans are typically indexed to 3 month. For each such loan, the Fund has provided the interest rate in effect on the date presented.
(3)	The cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on loan investments using the effective interest method in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
(4)	Investment valued using unobservable inputs (Level 3).
(5)	The Fund has an unfunded commitment to fund delayed draw and/or revolving senior secured loans. The interest rate for the unfunded portion will be determined at the time of funding. Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion.
(6)	Represents an unfunded loan commitment. The negative cost and/or fair value, if applicable, is due to the discount received in excess of the principal amount of the unfunded commitment.
(7)	Interest or dividend is paid-in-kind, when applicable.
(8)	The rate shown is the annualized seven-day yield as of March 31, 2026.
(9)	Equity tranche. These notes receive excess distributions, if any, once all other senior obligations are satisfied in the CLO structure. CLO tranches are generally issued at a discount and have no contractual principal and interest payments.
(10)	As of March 31, 2026, all or a portion of the security has been pledged as collateral for a secured revolving facility. The market value of the securities pledged totaled $87,081,876 as of March 31, 2026. See Note 5, Revolving Credit Facility, for additional information.
(11)	Non-income producing.

The accompanying notes are an integral part of these consolidated financial statements.

Lincoln Bain Capital Total Credit Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

March 31, 2026

The following foreign currency exchange contracts were outstanding at March 31, 2026:

Foreign Currency Exchange Contracts 1

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	716,125	EUR	600,000	Wells Fargo Bank, National Association	09/15/2026	$17,766	$-
USD	3,388,722	EUR	2,870,000	Wells Fargo Bank, National Association	10/16/2026	44,796	-
USD	1,092,048	EUR	920,000	Wells Fargo Bank, National Association	10/20/2026	19,981	-
USD	542,094	EUR	460,000	Wells Fargo Bank, National Association	10/22/2026	6,024	-
USD	9,470,000	EUR	8,050,000	Wells Fargo Bank, National Association	11/02/2026	85,248	-
USD	1,125,364	EUR	960,000	Wells Fargo Bank, National Association	11/06/2026	6,035	-
USD	1,991,613	EUR	1,700,000	Wells Fargo Bank, National Association	11/20/2026	8,519	-
USD	2,077,940	EUR	1,760,000	Wells Fargo Bank, National Association	12/11/2026	23,379	-
USD	2,089,403	GBP	1,560,000	Wells Fargo Bank, National Association	12/16/2026	30,063	-
USD	5,413,547	EUR	4,576,000	Wells Fargo Bank, National Association	12/29/2026	68,393	-
USD	1,253,690	AUD	1,800,000	Wells Fargo Bank, National Association	04/07/2027	22,841	-
Total Foreign Currency Exchange Contracts						$333,045	$-

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts recognized in the consolidated financial statements. The foreign currency exchange contracts and notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

Summary of Abbreviations:

AUD - Australian Dollar

CLO - Collateralized Loan Obligations

CMO - Collateralized Mortgage Obligations

EUR - Euro

GBP - British Pound Sterling

USD - United States Dollar

[1]	See Note 9 in Notes to Consolidated Financial Statements

The accompanying notes are an integral part of these consolidated financial statements.

Lincoln Bain Capital Total Credit Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2026

1.	Organization

Lincoln Bain Capital Total Credit Fund (the “Fund”) is a Delaware statutory trust formed on December 12, 2024 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that is operated as an interval fund. Lincoln Financial Investments Corporation serves as the Fund’s investment adviser (the “Adviser” or “Lincoln”) and is responsible for overseeing the allocation of the Fund’s assets across strategies. BCSF Advisors, LP serves as the Fund’s sub-adviser (the “Sub-Adviser” or “Bain” and together with the Adviser, the “Advisers”) and is responsible for selecting portfolio securities for the Fund. The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”). The Fund’s Class I shares commenced operations on March 4, 2025. The Fund’s Class A Shares, Class D Shares, and Class IS Shares commenced operations on September 2, 2025. The registration statement relating to the Fund was declared effective by the Securities and Exchange Commission (the “SEC”) on September 9, 2025.

The SEC has granted the Fund exemptive relief permitting the Fund to offer multiple classes of shares. The Fund offers Class A, Class D, Class I and Class IS shares. The Class A shares and Class D shares are subject to a distribution and service fee. Class A and Class D shares are each sold with a maximum front-end sales charge of up to 3.00% and 3.50% respectively.

The Fund intends to conduct quarterly repurchase offers for between 5% and 25% of the Fund’s outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. Quarterly repurchases shall commence within two calendar quarters after the effective date of the Registration Statement.

The Fund’s Shares are offered on a daily basis. The minimum initial investment with respect to Class A and Class D Shares is $2,500 for all accounts. With respect to Class I Shares, the minimum initial investment is $1,000,000 for all accounts. The minimum initial investment with respect to Class IS Shares is $25,000 for all accounts.

The Fund’s investment objective is to seek high risk-adjusted returns across various market cycles with a focus on current income.

2.	Significant Accounting Policies

Consolidation of Subsidiary — The consolidated financial statements of the Fund include the Fund and BCC LTCF, LLC (a Delaware Limited Liability Company), a wholly-owned subsidiary of the Fund. Inter-company balances and transactions have been eliminated in consolidation.

The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its consolidated financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”), Topic 946, “Financial Services - Investment Companies”.

Lincoln Bain Capital Total Credit Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

March 31, 2026

2.	Significant Accounting Policies (continued)

Security Valuation — Open-end investment companies are valued at their closing net asset value (“NAV”). Investments in government money market funds have a stable NAV. Valuations for fixed income securities, including short-term debt securities, are typically the prices supplied by third party pricing services. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics, including but not limited to, benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available. Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund’s Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board. The Valuation Committee was established by the Adviser, the Board designated “valuation designee”, to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as Sub-Adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.

Federal Income Taxes — No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund has adopted a tax year end of October 31 (the “Tax Year”). As such, the Fund’s tax basis capital gains and losses will only be determined at the end of each Tax Year. The Fund’s initial tax year end was October 31, 2025.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended October 31, 2025 and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Consolidated Statement of Operations. During the year ended March 31, 2026, the Fund did not incur any interest or penalties.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution and administration expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting year or upon settlement of the foreign currency transaction are reported in operations for the current year. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates —– The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenues and expenses during the reporting year. Actual results could differ from those estimates and the differences could be material.

Lincoln Bain Capital Total Credit Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

March 31, 2026

2.	Significant Accounting Policies (continued)

Unfunded Loan Commitments — Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. The Fund intends to maintain sufficient cash on hand and/or available borrowings to fund such unfunded commitments should the need arise. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Consolidated Statement of Operations.

Other — Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. The Fund declares and distributes dividends from net investment income, if any, quarterly. Distributions from net realized gains, if any, are declared and distributed at least annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Segment Reporting — The Adviser’s Investment Committee acts as the Fund’s Chief Operating Decision Maker (“CODM”) and is responsible for assessing performance and allocating resources with respect to the Fund. The CODM has concluded that the Fund operates as a single operating segment because the Fund has a single investment strategy, against which the CODM assesses performance. The CODM monitors the operating results of the Fund as a whole. The financial information provided to and reviewed by the CODM is presented within the Fund’s consolidated financial statements.

Offering Costs —Offering costs consist of costs incurred in connection with the Fund’s offering of Shares, such as preparation of the Fund’s registration statement. These costs, which amounted to $10,328 are subject to recoupment in accordance with the Fund’s expense limitation agreement.

Early Repurchase Fee — Repurchases of Shares from Shareholders by the Fund will be paid in cash. The Fund does not impose any charges in connection with repurchases of Shares except with respect to Shares held for less than one year. An early repurchase fee (the “Early Repurchase Fee”) payable to the Fund will be charged with respect to the repurchase of a Shareholder’s Shares at any time prior to the day immediately preceding the one-year anniversary of a Shareholder’s purchase of the Shares. The Early Repurchase Fee will equal 2.00% of the NAV of the Shares repurchased less than one year from the date of purchase. Once Shareholders have held Shares for a year, no fee will be assessed in association with a Share repurchase. The Early Repurchase Fee is payable to the Fund and not to the Advisers. An Early Repurchase Fee payable by a Shareholder may be waived by the Fund, in circumstances where the Board determines that doing so is in the best interests of the Fund and will not discriminate unfairly against any Shareholder. No Early Repurchase Fees were charged or waived during the year ended March 31, 2026.

3.	Management Fees and Other Transactions with Affiliates

The Adviser is a registered investment adviser and wholly owned subsidiary of The Lincoln National Life Insurance Company (“Lincoln Life”), a wholly owned subsidiary of Lincoln National Corporation. The Adviser is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment Sub-Adviser, and providing certain administrative services to the Fund. For its services, the Adviser receives a management fee at an annual rate of 1.00% of the Fund’s average daily net assets plus leverage and incentive fee as discussed below. The management fee is calculated and accrued daily and paid monthly.

Lincoln Bain Capital Total Credit Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

March 31, 2026

3.	Management Fees and Other Transactions with Affiliates (continued)

Pursuant to the Investment Advisory Agreement, and in further consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to an incentive fee. The Incentive Fee is calculated and payable quarterly in arrears at a rate of 15% of each class’s “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter, subject to a preferred return, or “hurdle,” of 1.50% of NAV (6.00% annualized) and a “catch-up” feature. For this purpose, “Pre-Incentive Fee Net Investment Income” means each class’s allocable share of (a) interest income, dividend income and any other income accrued during the fiscal quarter, minus (b) each share class’s operating expenses after giving effect to fee waivers and reimbursements for the quarter and the distribution and/or shareholder servicing fees (if any) applicable to each share class accrued during the fiscal quarter.

The incentive fee in each calendar quarter is paid to the Adviser as follows:

●	No incentive fee in any calendar quarter in which the applicable class’s Pre-Incentive Fee Net Investment Income does not exceed the hurdle of 1.50% (6.00% annualized) of NAV of the class;

●	100% of the applicable class’s Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle but is less than or equal to 1.765% (7.06% annualized) of the class’s NAV in any calendar quarter. This portion of the Fund’s Pre-Incentive Fee Net Investment Income (which exceeds the hurdle but is less than or equal to 1.765% (7.06% annualized) of NAV) is the “catch-up.” The “catch-up” is meant to provide the Adviser with 15% of the applicable class’s Pre-Incentive Fee Net Investment Income as if a hurdle did not apply if Pre-Incentive Fee Net Investment Income meets or exceeds 1.765% (7.06% annualized) of the class’s NAV in any calendar quarter; and

●	15% of the amount of the applicable class’s Pre-Incentive Fee Net Investment Income, if any, that exceeds 1.765% (7.06% annualized) of the class’s NAV in any calendar quarter is payable to the Adviser (that is, once the hurdle is reached and the catch-up is achieved, 15% of all Pre-Incentive Fee Net Investment Income thereafter is paid to the Adviser).

●	The following chart shows how the Incentive Fee would vary based on different amounts of Pre-Incentive Fee Net Investment Income:

Income Per Quarter, % of Beginning Net Assets	Incentive Fee Payable to Investment Adviser	Effective Split of Incremental Income
≤ 1.50%	0%	100% to Shareholders
> 1.50% up to 1.765%	100% of income in this band	0% to Shareholders / 100% to Adviser
> 1.765%	15% of income above 1.765%	85% to Shareholders / 15% to Adviser

During the year ended March 31, 2026, the amount of incentive fees was $1,790,448.

Effective February 1, 2026 through July 31, 2026 (the “Waiver Period”), the Adviser has agreed to waive the Investment Management Fee in its entirety (the “Fee Waiver”). The Fee Waiver cannot be terminated prior to July 31, 2026 without the consent of the Fund’s Board of Trustees. The Adviser retains the right to recoup any fees waived by it within three years of the Fee Waiver. If such recoupment can be achieved within the Operating Expense Limit (before application of the Fee Waiver) in effect at the time the waiver occurred and the Operating Expense Limit (before application of the Fee Waiver) in effect at the time such recoupment is sought. The Fee Waiver will not impact the Incentive Fee payable by the Fund. During the year ended March 31, 2026, the Advisor waived fees totaling $428,651.

Lincoln Bain Capital Total Credit Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
March 31, 2026

3.	Management Fees and Other Transactions with Affiliates (continued)

The Adviser has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses calculated and reimbursed on a class-by -class basis (excluding interest, incentive fees, taxes, dividends tied to short sales, and brokerage commissions; underlying fund fees and expenses; other expenses attributable to, and incurred as a result of, the Fund’s investments; amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act; and extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business (as determined in the discretion of the Adviser)) exceed 2.85% for Class A, 2.50% for Class D, 2.00% for Class I and 2.25% for Class IS of the Fund’s average daily net assets. The reimbursement is calculated and accrued daily and received monthly. The agreement will continue at least through August 1, 2027, and cannot be terminated before that date without the mutual agreement of the Board and the Adviser.

The Adviser retains the right to receive reimbursements of excess amounts waived or paid by the Adviser under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to the Adviser and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended March 31, 2026, the Adviser has recouped $230,736 in previously reimbursed Fund expenses.

The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:

	Expiration Date 2028	Expiration Date 2029
The Adviser	$322,048	$2,093,224

The Sub-Adviser is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, the Adviser, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily gross assets.

Lincoln Life prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Consolidated Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $0 for the year ended March 31, 2026.

Pursuant to an administration agreement with the Fund, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Consolidated Statement of Operations. For the year ended March 31, 2026, costs for these administrative and legal services were as follows:

Administrative	$1,204,529
Legal	$182,743

Lincoln Life also provides certain shareholder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for corporate level services at an annual rate of 0.05% of the Fund’s average daily net assets. In addition, the Fund pays Lincoln life a shareholder service fee of up to 0.25% of the Fund’s average daily net assets for the Class A, D and IS shares. The fees are calculated and accrued daily and paid monthly. The fees are included in “Shareholder servicing fees” on the Consolidated Statement of Operations. For the year ended March 31, 2026, the amount of these fees was $58,062.

Lincoln Bain Capital Total Credit Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

March 31, 2026

3. Management Fees and Other Transactions with Affiliates (continued)

Pursuant to a distribution and service plan, the Fund is authorized to pay service organizations, including affiliates of the Adviser, out of the assets of the Class A and Class D shares an annual fee (“12b-1 Fee”) not to exceed 0.75% of its aggregate NAV as of the beginning of the first calendar day of each applicable month, as compensation or reimbursement for services rendered and/or expenses borne. The Fund has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LFI, whereby the 12b-1 Fee is currently limited to 0.60% and 0.25% of each the Class A and Class D shares respectively. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated and accrued daily and paid monthly.

At March 31, 2026, the Fund had receivables due from and liabilities payable to affiliates as follows:

Expense reimbursement receivable due from the Adviser	$863,417
Shareholder servicing fees payable to Lincoln Life	$10,783
Distribution fees payable to LFD	$6

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

Lincoln Life owned 50% of the Fund’s Class I and 100% of each of the Class A, D and IS shares at March 31, 2026. The Sub-Adviser owned 50% of the Fund's Class I shares at March 31, 2026.

Other Service Providers — The Fund has entered into an Accounting Service Agreement, a Custody Services Agreement and Transfer Agency and Service Agreement with State Street Bank (“SSB”) to provide administrative and fund accounting services, serve as Custodian and to act as Transfer and Shareholder Services Agent.

4. Investments

For the year ended March 31, 2026, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchase	$312,752,511
Sales	$25,753,341

At March 31, 2026, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until tax year end. At March 31, 2026, the cost and unrealized appreciation (depreciation) of investments were as follows:

Cost of investments	$278,178,049
Aggregate unrealized appreciation of investments and derivatives	$333,045
Aggregate unrealized depreciation of investments and derivatives	$(8,012,327)
Net unrealized appreciation/(depreciation) of investments and derivatives	$(7,679,282)

For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. The amount and character of tax-basis distributions, if any, and tax composition of distributable earnings/(accumulated loss), as shown on the Statements of Assets and Liabilities are finalized at tax year-end; accordingly, tax-basis balances have not been determined as of March 31, 2026.

Lincoln Bain Capital Total Credit Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

March 31, 2026

4. Investments (continued)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

●	Level 1 — inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

●	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

●	Level 3 — inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of March 31, 2026:

Investments	Level 1	Level 2	Level 3	Total
Assets:
Collateralized Mortgage Obligations	$-	$18,405,031	$-	$18,405,031
Common Stocks	-	-	5,330	5,330
Loan Agreements (First-Lien)	-	5,475,345	120,560,169	126,035,514
Money Market Fund	15,397,743	-	-	15,397,743
Non-Agency Asset-Backed Securities	-	96,709,464	4,871,574	101,581,038
Preferred Stocks	-	-	4,531,788	4,531,788
Private Asset-Backed Securities	-	-	4,209,278	4,209,278
	$15,397,743	$120,589,840	$134,178,139	$270,165,722

Derivatives:	Level 1	Level 2	Level 3	Total
Assets:
Foreign Currency Exchange Contracts	$-	$333,045	$-	$333,045

Lincoln Bain Capital Total Credit Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

March 31, 2026

4. Investments (continued)

The following table presents the change in the fair value of financial instruments for which Level 3 inputs were used to determine the fair value for the year ended March 31, 2026:

	Balances as of April 1, 2025	Reclassifications	Purchases	Sales and Repayments	Transfer In	Transfer Out	Accretion/ (amortization)	Net realized gain (loss)	Net change in unrealized appreciation (deprecation)	Balances as of March 31, 2026	Net change in unrealized (depreciation) from Level 3 investments still held as of March 31, 2026
Common Stocks	$-	$-	$5,330	$-	$-	$-	$-	$-	$-	$5,330	$-
Loan Agreements (First-Lien)	59,151,689	-	146,048,123	(83,942,030)	-	(924,000)	56,224	13,708	156,455	120,560,169	156,455
Non-Agency Asset-Backed Securities	-	-	4,862,001	-	-	-	(775)	-	10,348	4,871,574	10,348
Preferred Stocks	-	-	4,562,000	-	-	-	-	-	(30,212)	4,531,788	(30,212)
Private Asset-Backed Securities	-	-	4,208,400	-	-	-	943	-	(65)	4,209,278	(65)
Total	$59,151,689	$-	$159,685,854	$(83,942,030)	$-	$(924,000)	$56,392	$13,708	$136,526	$134,178,139	$136,526

For the year ended March 31, 2026, transfers in and out of level 3 were the result of changes in the transparency of market activity (e.g., trades of the Fund’s investments, similar securities of the issuer and/or comparable securities) and observability of certain valuation inputs used by pricing services or the valuation designee, as applicable, in determining fair value. Transfers between levels of the fair value hierarchy are deemed to have occurred at the beginning of the reporting year.

The following table displays a summary of the valuation techniques and unobservable inputs used to value the Fund’s securities characterized as Level 3 investments for the year ended March 31, 2026.

Asset Type	Fair Value at March 31, 2026	Valuation Techniques	Unobservable Input	Range (Weighted Average) (a)
Common Stocks	$5,330	Recent Transaction	Cost	#
Loan Agreements	120,560,169	Recent Transaction	Cost	#
		Discounted Cash Flows	Comparative Yield	8.27 - 16.67% (10.10%)
Non-Agency Asset-Backed Securities	4,871,574	Recent Transaction	Cost	#
		Discounted Cash Flows	Comparative Yield	9.45% (N/A)
Preferred Stocks	4,531,788	Recent Transaction	Cost	#
Private Asset-Backed Securities	4,209,278	Discounted Cash Flows	Comparative Yield	11.89% (N/A)

# The quantitative unobservable inputs within this category are based on recent transactions or valuation from a pricing service or corporate action. There were no quantitative unobservable inputs significant to the valuation technique that were created by the Fund’s management.

The table above excludes investments that have been deemed worthless and have been valued at zero as there are no unobservable inputs for these securities.

(a) Unobservable inputs were weighted by the relative fair value of the instruments, where applicable.

Significant fluctuations of the unobservable inputs applied to portfolio securities characterized as Level 3 investments could be expected to significantly increase or decrease the fair value of the Fund’s securities.

Lincoln Bain Capital Total Credit Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

March 31, 2026

4.	Investments (continued)

The industry composition of investments based on fair value as of March 31, 2026 was as follows:

March 31, 2026
Asset-Backed Securities	32.3%
Finance	12.1%
High Tech Industries	7.9%
Healthcare & Pharmaceuticals	7.3%
Services: Business	7.1%
Money Market Fund	5.7%
Capital Equipment	5.2%
Beverage, Food, & Tobacco	3.3%
Telecommunications	2.7%
Hotel, Gaming, & Leisure	2.6%
Real Estate	2.5%
Transportation: Consumer	1.8%
Insurance	1.7%
Aerospace & Defense	1.7%
Media: Broadcasting & Subscription	1.6%
Wholesale	1.5%
Utilities: Water	1.5%
Construction & Building	1.4%
Environmental Industries	0.1%
Total	100.0%

5.	Revolving Credit Facility

The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks and/or other financial institutions. The Fund may utilize leverage to the extent permitted by the 1940 Act.

On February 20, 2026, the Fund entered into a senior secured credit agreement (the “Revolving Credit Facility”) with Citibank, N.A. (the “Lender”). The amount of the Revolving Credit Facility is currently $75 million. The Fund may request one or more increases to the facility amount in minimum increments of $25,000,000 (each such increase, a “Facility Increase”), in an aggregate amount up to $300,000,000, subject to lender consent and satisfaction of conditions specified in the agreement. The Revolving Credit Facility provides the Fund a revolving line of credit to satisfy repurchase requests, to meet capital calls and cover unfunded commitments, and to otherwise provide the Fund with short-term working capital and bridge timing of acquisitions of investments in advance of the receipt of investor subscriptions. Borrowings on the Revolving Credit Facility are collateralized by assets of the Fund. Under the terms of the Revolving Credit Facility, borrowings are repayable no later than February 20, 2031.

Borrowings under the Revolving Credit Facility bear interest based on the Secured Overnight Financing Rate (SOFR) at the time of borrowing, plus an applicable margin, based on the asset type of the collateral pledged as defined in the credit agreement. The Fund also pays a fee of 0.50% per annum on the unused portion of the facility. In connection with the Revolving Credit Facility, the Fund incurred debt issuance costs of $589,180 which is recorded as deferred financing costs in the Consolidated Statements of Assets and Liabilities and is amortized in the Consolidated Statement of Operations over the term of the Revolving Credit Facility using the straight-line method. As of March 31, 2026, the unamortized deferred financing cost was $576,281.

For the year ended March 31, 2026, expenses incurred by the Fund related to the Revolving Credit Facility, including amortization of the debt issuance costs fee, were $144,073. As of March 31, 2026, the Fund had $28,000,000 outstanding under the Credit Facility. During the year ended March 31, 2026, the maximum amount outstanding under the Credit Facility was $28,000,000. The Fund is subject to certain covenant limits with the Lender, and has satisfied all the requirements throughout the reporting period.

Lincoln Bain Capital Total Credit Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

March 31, 2026

5.	Revolving Credit Facility (continued)

For the year ended, March 31, 2026
Borrowing interest expense	$98,507
Unused facility fee	32,667
Amortization of deferred financing costs	12,899
Total interest and debt financing costs	$144,073
Average borrowing	24,923,077
Weighted average interest rate	5.47%
Days Outstanding	26

6.	Commitments and Contingencies

The Fund’s investment portfolio may contain debt investments which are in the form of lines of credit or delayed draw commitments, which require the Fund to provide funding when requested by the borrower in accordance with underlying loan agreements.

Investment Name	Investment Type	Unfunded Commitments	Fair Value
1375 Mezz LLC	Term Loan	$314,178	$(1,571)
1375 Owner LLC	Term Loan	353,392	(1,767)
1375 Owner LLC	Term Loan	70,324	(352)
Acuity Eyecare Holdings LLC	Delayed Draw Term Loan	4,093,333	-
Alogent Holdings Inc.	Delayed Draw Term Loan	1,046,000	-
Alogent Holdings Inc.	Revolver	298,000	(2,980)
AMI Buyer Inc.	Revolver	637,000	-
Atlas US Finco Inc.	Revolver	613,000	-
Blackbird Purchaser Inc.	Revolver	104,428	(5,729)
Blackbird Purchaser Inc.	Delayed Draw Term Loan	160,036	(2,378)
Crow River Buyer Inc.	Revolver	1,019,000	-
Easy Ice, LLC	Revolver	188,160	-
Easy Ice, LLC	Delayed Draw Term Loan	623,289	-
FBWS Development Senior LLC	Term Loan	156,708	(784)
FBWS Development Senior LLC	Term Loan	123,619	(618)
FC Dolmans B.V.	Term Loan	158,297	(790)
G3 Frax Acquisition LLC	Revolver	532,000	(4,655)
Govineer Solutions LLC	Delayed Draw Term Loan	975,000	-
Govineer Solutions LLC	Revolver	552,500	-
Hlsg Intermediate, LLC	Delayed Draw Term Loan	1,174,000	(4,403)
Hlsg Intermediate, LLC	Revolver	470,000	(3,525)
Lightspeed Buyer Inc.	Delayed Draw Term Loan	1,016,000	(3,810)
Lightspeed Buyer Inc.	Revolver	339,000	(2,543)
Lindstrom, LLC	Revolver	498,276	(5,606)
Margaux Acquisition Inc.	Revolver	303,000	(11,957)
Monarch Collective Holding LLC	Delayed Draw Term Loan	1,098,370	(5,492)
Monarch Collective Holding LLC	Revolver	176,800	(884)
Noynim Llc 2026 Ltd.	Delayed Draw Term Loan	2,131,000	(5,328)
Noynim Llc 2026 Ltd.	Revolver	355,333	(1,777)
Paris Merger Sub Inc.	Delayed Draw Term Loan	1,112,000	(4,170)
Paris Merger Sub Inc.	Revolver	557,000	(4,178)
Polar Technology Buyer Ltd.	Term Loan	235,279	(881)
Polar Technology Buyer Ltd.	Revolver	59,156	(295)
Saturn Purchaser Corp.	Revolver	595,000	-
Substantial Holdco Limited	Accordion Facility	1,760,310	-

Lincoln Bain Capital Total Credit Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

March 31, 2026

6.	Commitments and Contingencies (continued)

Investment Name	Investment Type	Unfunded Commitments	Fair Value
TL Sapphire Holdings Inc.	Delayed Draw Term Loan	$329,160	$(822)
TL Sapphire Holdings Inc.	Revolver	688,722	(3,444)
TVG Shelby Buyer Inc.	Revolver	274,000	-
TVG Shelby Buyer Inc.	Delayed Draw Term Loan	1,706,050	-
Vatica Health, Inc.	Revolver	467,841	(4,678)
Vessco Midco Holdings, LLC	Revolver	224,000	(11,200)
Vessco Midco Holdings, LLC	Delayed Draw Term Loan	1,337,000	-
Vessco Midco Holdings, LLC	Delayed Draw Term Loan	51,520	(515)
		$28,977,081	$(97,132)

7.	Capital Shares

Transactions in capital shares were as follows:

	For the Year Ended March 31, 2026	For the period from March 4, 2025* to March 31, 2025
Class I
Shares sold	14,344,988	10,000,000
Distributions reinvested	798,384	-
Net increase	15,143,372	10,000,000
Class A
Shares sold	1,000	-
Distributions reinvested	31	-
Net increase	1,031	-
Class D
Shares sold	1,000	-
Distributions reinvested	32	-
Net increase	1,032	-
Class IS
Shares sold	1,000	-
Distributions reinvested	33	-
Net increase	1,033	-

*	Date of commencement of operations.

In accordance with the Fund’s fundamental repurchase policy and Rule 23c-3 under the Investment Company Act of 1940, the Fund conducted a quarterly repurchase offer during the period ended March 31, 2026. The repurchase offer commenced on March 3, 2026 and permitted shareholders to submit repurchase requests through March 31, 2026. The repurchase price was based on the Fund’s net asset value determined as of April 14, 2026 (the “Repurchase Pricing Date”), and payment for any shares repurchased would have been made within seven (7) calendar days from the Repurchase Pricing Date. The Fund offered to repurchase up to 5% of its outstanding shares pursuant to the offer. No shares were submitted for repurchase, and therefore no shares were repurchased as a result of this repurchase offer.

Lincoln Bain Capital Total Credit Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

March 31, 2026

8.	Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

Class I	For the Year Ended March 31, 2026		For the period from March 4, 2025(1) to March 31, 2025
Per share data (2):
Net asset value, beginning of year / period	$10.05		$10.00

Net investment income (loss)	0.68		0.05
Net realized and unrealized gain (loss)	(0.32)		-	(3)
Net increase (decrease) in net assets from operations	0.36		0.05
Less distributions from:
Net investment income	(0.33)		-
Net realized gain	-		-
Total distributions	(0.33)		-

Net asset value, end of year / period	$10.08		$10.05
Shares Outstanding, end of year / period	25,143,373		10,000,000

Total Return (5)	3.59%		0.50%

Ratios and supplemental data:
Net assets, end of period	253,492,515		100,482,899
Ratio of expenses to average net assets	2.93	%(4)	2.00	%(6)
Ratio of expenses to average net assets prior to expenses waived/reimbursed/recouped	4.38	%(4)	3.23	%(6)
Ratio of net investment income/(loss) to average net assets	6.67	%(4)	6.05	%(6)
Ratio of net investment income/(loss) to average net assets prior to expenses waived/reimbursed/recouped	5.22	%(4)	4.82	%(6)

Portfolio turnover rate	45.68%		0.00%
Senior securities:
Total borrowings (in thousands)	$28,000		$-
Asset coverage per $1,000 unit of senior indebtedness (7)	$10,054		$-

Lincoln Bain Capital Total Credit Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

March 31, 2026

8.	Financial Highlights (continued)

Class A	For the period from September 2, 2025 (1) to March 31, 2026
Per share data (2):
Net asset value, beginning of period	$10.00

Net investment income (loss)	0.34
Net realized and unrealized gain (loss)	(0.34)
Net increase (decrease) in net assets from operations	0.00
Less distributions from:
Net investment income	(0.30)
Net realized gain	-
Total distributions	(0.30)

Net asset value, end of period	$9.70
Shares Outstanding, end of period	1,031

Total Return (5)	(0.09)%

Ratios and supplemental data:
Net assets, end of period	10,002
Ratio of expenses to average net assets	2.72	%(4)(6)
Ratio of expenses to average net assets prior to expenses waived/reimbursed/recouped	4.82	%(4)(6)
Ratio of net investment income/(loss) to average net assets	6.96	%(4)(6)
Ratio of net investment income/(loss) to average net assets prior to expenses waived/reimbursed/recouped	4.86	%(4)(6)

Portfolio turnover rate	45.68%
Senior securities:
Total borrowings (in thousands)	$28,000
Asset coverage per $1,000 unit of senior indebtedness (7)	$10,054

Lincoln Bain Capital Total Credit Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

March 31, 2026

8.	Financial Highlights (continued)

Class D	For the period from September 2, 2025 (1) to March 31, 2026
Per share data (2):
Net asset value, beginning of period	$10.00

Net investment income (loss)	0.36
Net realized and unrealized gain (loss)	(0.34)
Net increase (decrease) in net assets from operations	0.02
Less distributions from:
Net investment income	(0.31)
Net realized gain	-
Total distributions	(0.31)

Net asset value, end of period	$9.71
Shares Outstanding, end of period	1,032

Total Return (5)	0.13%

Ratios and supplemental data:
Net assets, end of period	10,022
Ratio of expenses to average net assets	2.37	%(4)(6)
Ratio of expenses to average net assets prior to expenses waived/reimbursed/recouped	4.47	%(4)(6)
Ratio of net investment income/(loss) to average net assets	7.31	%(4)(6)
Ratio of net investment income/(loss) to average net assets prior to expenses waived/reimbursed/recouped	5.21	%(4)(6)

Portfolio turnover rate	45.68%
Senior securities:
Total borrowings (in thousands)	$28,000
Asset coverage per $1,000 unit of senior indebtedness (7)	$10,054

Lincoln Bain Capital Total Credit Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued) March 31, 2026

8.	Financial Highlights (continued)

	For the period from
	September 2, 2025 (1)
Class IS	to March 31, 2026
Per share data (2):
Net asset value, beginning of period	$10.00

Net investment income (loss)	0.37
Net realized and unrealized gain (loss)	(0.33)
Net increase (decrease) in net assets from operations	0.04
Less distributions from:
Net investment income	(0.32)
Net realized gain	-
Total distributions	(0.32)

Net asset value, end of period	$9.72
Shares Outstanding, end of period	1,033

Total Return (5)	0.32%

Ratios and supplemental data:
Net assets, end of period	10,036
Ratio of expenses to average net assets	2.11	%(4)(6)
Ratio of expenses to average net assets prior to expenses waived/reimbursed/recouped	4.21	%(4)(6)
Ratio of net investment income/(loss) to average net assets	7.56	%(4)(6)
Ratio of net investment income/(loss) to average net assets prior to expenses waived/reimbursed/recouped	5.46	%(4)(6)

Portfolio turnover rate	45.68%
Senior securities:
Total borrowings (in thousands)	$28,000
Asset coverage per $1,000 unit of senior indebtedness (7)	$10,054

(1)	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
(2)	The average shares outstanding method has been applied for per share information.
(3)	Amount rounds to less than 0.00.
(4)	If incentive fees were excluded, the expense ratio would have decreased by 1.13% for class I and 0.66% for classes A, D and IS each for the year/period ended March 31, 2026. If incentive fees were excluded, the net investment income (loss) ratio would have increased by 1.13% for class I and 0.66% for classes A, D and IS each for the year/period ended March 31, 2026.
(5)	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver and/or reimbursement by the Adviser. Performance would have been lower had the waiver and/or reimbursement not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
(6)	Amounts are annualized except for professional fees, organizational costs, offering costs and incentive fees.
(7)	Represents asset coverage per $1,000 of indebtedness calculated by subtracting the Fund's liabilities and indebtedness not represented by senior securities from the Fund's total assets, then the result divided by the aggregate amount of the Fund's senior securities representing indebtedness, and multiplying the result by 1,000.

Lincoln Bain Capital Total Credit Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

March 31, 2026

9. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts - The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

During the year ended March 31, 2026, the Fund entered into foreign currency exchange contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.

Fair values of derivatives instruments as of March 31, 2026 were as follows:

	Asset Derivatives		Liability Derivatives
	Consolidated Statement of Assets and Liabilities Location	Fair Value	Consolidated Statement of Assets and Liabilities Location	Fair Value
Foreign currency exchange contracts (Currency contracts)	Unrealized appreciation on foreign currency exchange contracts	$333,045	Unrealized depreciation on foreign currency exchange contracts	$-

The effect of derivatives instruments on the Consolidated Statement of Operations for the year ended March 31, 2026 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$-	$333,045

Average Volume of Derivatives – The table below summarizes the average balance of derivatives holdings on a monthly basis by the Fund during the year ended March 31, 2026.

	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average notional)	$-	$4,165,792

Lincoln Bain Capital Total Credit Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

March 31, 2026

10. Risk Factors

The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investor Services Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

When interest rates change, fixed income securities (i.e., debt obligations) generally will fluctuate in value. These fluctuations in value are greater for fixed income securities with longer maturities or durations.

The Fund invests in CLOs. CLOs are backed by a portfolio of senior secured loans. The Fund’s CLO investments may include senior/mezzanine CLO debt tranches (rated investment grade), mezzanine CLO debt tranches (rated below investment grade or unrated), subordinated CLO equity tranches (unrated), leveraged loans (including warehouse facilities that hold such loans) and vehicles that invest indirectly in CLO securities or leveraged loans. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches have a priority in right of payment to subordinated/equity tranches. However, it is possible that a senior tranche of a CLO could experience losses, particularly in stressed market conditions, due to defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool, increased sensitivity to defaults due to collateral default, market anticipation of defaults and investor aversion to CLO securities as an asset class. In light of the above, CLOs may therefore present risks similar to those of other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLOs depending upon the Fund’s ranking in the capital structure. In certain cases, losses may equal the total amount of the Fund’s principal investment. Investments in structured vehicles, including equity and junior debt securities issued by CLOs, involve risks, including credit risk and market risk. Changes in interest rates and credit quality may cause significant price fluctuations. In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) investments in CLO equity and junior debt tranches will likely be subordinate in right of payment to other senior classes of CLO debt; and (4) the complex structure of a particular security may be subject to different interpretations and may produce disputes with the issuer or unexpected investment results, especially during times of market stress or volatility. Additionally, changes in the collateral held by a CLO may cause payments on the instruments held by the Fund to be reduced, either temporarily or permanently.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to the Adviser, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.

Lincoln Bain Capital Total Credit Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

March 31, 2026

11. Tax Information

For federal income tax purposes, the Fund is treated as a regulated investment company (“RIC”) and is required to compute and report its taxable income, capital gains, and distributable earnings based on its taxable year, which ends on October 31. As a result, although this annual report covers the Fund’s fiscal year ended March 31, 2026, the tax disclosures presented herein, including the tax character of distributions, tax-basis components of net assets, capital loss carryforwards, and other tax-related information are based on the Fund’s most recently completed taxable year ended October 31, 2025.

Dividends and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to forward contracts, passive foreign investment companies (“PFICs”) and start-up cost. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes.

The Fund Management has determined that there were no distributions for the period ending October 31, 2025.

Components of Distributable Earnings on a Tax Basis

As of October 31, 2025, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$5,351,013
Other temporary differences	$(576,606)
Net unrealized depreciation	$(336,656)
Distributable earnings (accumulated loss)	$4,437,751

For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended October 31, 2025, the Fund recorded the following permanent reclassifications primarily related to start-up costs.

Distributable Earnings (Accumulated loss)	Paid-in capital
$10,278	$(10,278)

*At October 31, 2025, the Fund had no capital loss carryforward for federal income tax purposes.

The tax character of Subchapter M distributions for the fiscal years ended March 31, 2026 and March 31, 2025 were as follows:

	Ordinary Income	Long-term Capital Gains
2026	$8,112,525	$-
2025	$-	$-

Lincoln Bain Capital Total Credit Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued) March 31, 2026

11.	Tax Information (continued)

For federal income tax purposes, the following information with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2026.

The Fund reports the maximum amount allowed of its net taxable income as eligible for the corporate dividends-received deduction.

The Fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Fund reports maximum amount allowable as section 163(j) Interest Dividends.

The Fund paid $0 in long term capital gain dividends.

The Fund reports the maximum amount allowable of its section 199A dividends as defined in Proposed Treasury Regulations 71.199A-3(d).

Eligible shareholders will be mailed a 2025 Form 1099-DIV in early 2026. This will reflect tax character of all distributions paid in the calendar year 2025.

12.	Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

13.	Recent Accounting Pronouncements

In December 2023, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures (“ASU 2023-09”) which establishes new income tax disclosure requirements and modifies or eliminates certain existing disclosure provisions. Included within the new disclosure requirements, among other amendments, is an expanded rate reconciliation and disaggregation of income taxes paid. The amendments in ASU 2023-09 are effective for annual periods beginning after December 15, 2024. The Fund adopted ASU 2023-09 during the current fiscal period. Management of the Fund has evaluated the impact of the adoption of ASU 2023-09 and determined that there are no material income taxes—foreign or domestic—that require disclosure under the amended guidance. Accordingly, no additional income tax disclosures have been included in the financial statements.

14.	Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the consolidated financial statements through the date the consolidated financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s consolidated financial statements.

Lincoln Bain Capital Total Credit Fund

Officer/Trustee Information (unaudited)

Board of Trustees and Officers

Trustees

Information regarding the members of the Board is set forth below. The Trustees have been divided into two groups — Interested Trustees and Independent Trustees. As set forth in the Fund’s Agreement and Declaration of Trust, each Trustee’s term of office shall continue until his or her death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of a Trustee.

Name, address and age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Board Membership Held by Trustee during Past Five Years
Interested Trustee(2)
John Morriss 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Chairman and Trustee	Indefinite Length — Since October 2025	Formerly: Senior Vice President, Head of Public and Private Fixed Income at Fortitude Re.	116	Lincoln Funds Trust since 2025 (2 portfolios); Lincoln Partners Group Royalty Fund since 2025 (1 portfolio); Lincoln Variable Insurance Products Trust since 2025 (114 portfolios)
Independent Trustees
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Indefinite Length — Since Inception	Retired	4	Lincoln Partners Group Royalty Fund since 2025 (1 portfolio); Lincoln Funds Trust since 2024 (2 portfolios); Copeland Capital Trust since 2010 (3 portfolios); Lincoln Variable Insurance Products Trust (114 portfolios) — retired 2024
Joseph P. LaRocque 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1967	Trustee	Indefinite Length — Since Inception	Founder, Lighthouse Tax Advisors; Independent Director, Self-Employed; Partner, Towson Tax & Consulting; Managing Director, Legg Mason Global Asset Mgmt.	4	Lincoln Partners Group Royalty Fund since 2025 (1 portfolio); Lincoln Funds Trust since 2024 (2 portfolios); Director, Franklin Templeton Luxembourg Funds; Director, Columbia Threadneedle Investments EMEA APAC.
Thomas P. Sholes 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1964	Trustee	Indefinite Length — Since Inception	Managing Member, Veritas Consulting Solutions; Managing Director, BNY Mellon Pershing; Adjunct Faculty, Naumann University.	4	Lincoln Partners Group Royalty Fund since 2025 (1 portfolio); Lincoln Funds Trust since 2025 (2 portfolios)

(1)	The term “Fund Complex” means two or more registered investment companies that share the same investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies or hold themselves out to investors as related companies for the purpose of investment and investor services. The Fund Complex consists of the Fund, the Lincoln Partners Group Royalty Fund, the 114 series of the Lincoln Variable Insurance Products Trust, and the 2 series of the Lincoln Funds Trust.
(2)	“Interested person,” as defined in the 1940 Act, of the Fund. Mr. Morriss is an interested person of the Fund because he is a Director and Officer of Lincoln Financial Investments Corporation, the investment adviser to the Fund, and an officer of The Lincoln National Life Insurance Company, the parent company of the Fund’s investment adviser.

Lincoln Bain Capital Total Credit Fund

Officer/Trustee Information (unaudited) (continued)

Officers

The preceding table gives information about Mr. Morriss, who is the President of the Fund. The following table sets forth each other officer’s name, age, position with the Fund and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board of Trustees.

Name, address(1) and age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Matthew L. Arnold YOB: 1967	Vice President	Indefinite Length — Since Inception	Vice President, Lincoln National Corporation
Paul T. Chryssikos YOB: 1973	Senior Vice President, Chief Legal Officer and Assistant Secretary	Indefinite Length — Since October 2025	Senior Vice President, Chief Legal Officer, Assistant Secretary, Chief Counsel, Investment Management, Distribution and Risk, Lincoln Financial Investments Corporation.
Samuel K. Goldstein YOB: 1976	Vice President, Deputy Chief Legal Officer, and Secretary	Indefinite Length — Since October 2025; Formerly: Vice President and Assistant Secretary since June 2019	Vice President, Deputy Chief Legal Officer, and Secretary, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
James J. Hoffmayer YOB: 1973	Vice President, Treasurer, and Chief Accounting Officer	Indefinite Length — Since Inception	Vice President and Treasurer, Lincoln Financial Investments; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, Lincoln Financial Investments; Managing Director, SEI; Treasurer and Chief Financial Officer, SEI Family of Mutual Funds.
Gordon Huellmantel YOB: 1976	Senior Vice President	Indefinite Length — Since October 2025	Director, Senior Vice President, Head of Funds Management for Lincoln Financial and Chief Operating Officer, Lincoln Financial Investments Corporation; Formerly: Senior Vice President, General Account Investment Management Team.
Michael C. Hoppe YOB: 1988	Vice President	Indefinite Length — Since Inception	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Yun (Maria) Ma YOB: 1978	Vice President	Indefinite Length — Since Inception	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Jennifer M. Matthews YOB: 1976	Vice President	Indefinite Length — Since Inception	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
John Morriss YOB: 1967	President	Indefinite Length — Since October 2025	Senior Vice President, Head of Public and Private Fixed Income at Fortitude Re.
Colleen E. O’ Leary YOB: 1984	Vice President	Indefinite Length — Since Inception	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Jay T. Shearon YOB: 1972	Vice President	Indefinite Length — Since Inception	Assistant Vice President, Lincoln Financial Investments Corporation, Lincoln Life & Annuity Company of New York, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, Lincoln Variable Insurance Products Trust.

Lincoln Bain Capital Total Credit Fund

Officer/Trustee Information (unaudited) (continued)

Name, address(1) and age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
John (Jack) A. Weston YOB: 1959	Vice President and Chief Compliance Officer	Indefinite Length — Since Inception	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Yajun (Alex) Zeng YOB: 1982	Vice President	Indefinite Length — Since Inception	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.

(1)	The address of each officer is in care of the Secretary of the Fund at Lincoln Bain Capital Total Credit Fund, 150 N. Radnor-Chester Road, Radnor, PA 19087.

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	The registrant’s code of ethics is reasonably designed as described in Item 2(b) of Form N-CSR.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	The Code of Ethics is included with this Form N-CSR as Exhibit 19(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Joseph P. LaRocque is an “audit committee financial expert” and is “independent,” as these terms are defined in Item 3 of Form N-CSR. This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for the period March 19, 2025 (notification of registration of the registrant) through March 31, 2025, and for the fiscal year ended March 31, 2026, for professional services rendered by Ernst & Young LLP (“E&Y”), principal accountant for the registrant, for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $153,500 and $165,000, respectively.

Audit-Related Fees

(b)	The aggregate fees billed for the period March 19, 2025 (notification of registration of the registrant) through March 31, 2025, and for the fiscal year ended March 31, 2026, for assurance and related services by E&Y, the principal accountant for the registrant, that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0 respectively.

Tax Fees

(c)	The aggregate fees billed for the period March 19, 2025 (notification of registration of the registrant) through March 31, 2025, and for the fiscal year ended March 31, 2026, for professional services rendered by E&Y, the principal accountant for the registrant, for tax compliance, tax advice, and tax planning were $0 and $0, respectively.

(d)	The aggregate fees billed for the period March 19, 2025 (notification of registration of the registrant) through March 31, 2025, and for the fiscal year ended March 31, 2026, for products and services provided by E&Y, the principal accountant for the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0, respectively.

(e)(1)

Audit Committee Pre-Approval Policies and Procedures

The Registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Procedures”) with respect to services provided by the Registrant’s independent auditors. Pursuant to the Pre-Approval Procedures, the Audit Committee has pre-approved the services set forth in the table below with respect to the Registrant up to the specified fee limits.

Service	Range of Fees
Audit Services
Services associated with SEC registration statement on Form N-2 which will be filed with the SEC	Up to $5,000 per Fund
Services associated with SEC registration statements/proxy statements on Form N-14 or Schedule 14A	Up to $20,000 per Fund

The Pre-Approval Procedures require the Chief Accounting Officer to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Procedures.

(e)(2)	No services included in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by E&Y, the principal accountant for the registrant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant the period March 19, 2025 (notification of registration of the registrant) through March 31, 2025, and for the fiscal year ended March 31, 2026,were $1,045,715 and $855,000 respectively.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated its proxy voting responsibility to the Adviser, pursuant to the proxy voting policies and procedures of the Adviser. The Adviser’s proxy voting policies and procedures are attached as Exhibit 99.PROXYPOL.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	As of March 31, 2026, the following portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Nate Whittier. Mr. Whittier joined Bain Capital in 2013. He is a Partner, a Risk & Oversight Committee member, and Portfolio Manager in Liquid and Structured Credit based in Bain Capital’s Boston office. He is also responsible for risk management and portfolio analytics across the firm’s strategies.

John Wright. Mr. Wright joined Bain Capital in 2000. He is a Partner and Global Head of Credit, based in the Boston office. Mr. Wright is a Portfolio Manager, Credit Committee member and oversees the firm’s Liquid, Structured and Private Credit investment strategies. Prior to his current role, Mr. Wright was the Co-Head of Liquid and Structured Credit and has led the firm’s CLO business since 2016. Mr. Wright received a Bachelor of Arts from Tufts University and is a CFA® charterholder.

Michael A. Ewald. Mr. Ewald joined Bain Capital in 1998. He is a Partner, Global Head of the Private Credit Group, Portfolio Manager for the Middle Market Credit and Senior Direct Lending strategies and a Credit Committee member. He also serves as CEO of Bain Capital Specialty Finance, Inc., a registered business development company. He is based in Bain Capital’s Boston office. Previously, Mr. Ewald was an Associate Consultant at Bain & Company and an analyst at Credit Suisse First Boston in the Regulated Industries group. Mr. Ewald received an MBA from the Amos Tuck School of Business at Dartmouth College and a B.A. from Tufts University.

(a)(2)	The portfolio managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of March 31, 2026: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles, and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance, unless otherwise noted:

	Number of Accounts	Assets of Accounts (in billions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in billions)
Nate Whittier
Registered Investment Companies	1	$0.3	1	$0.3
Other Pooled Investment Vehicles	5	$4.1	4	$3.6
Other Accounts	27	$9.0	6	$3.6
John Wright
Registered Investment Companies	1	$0.3	1	$0.3
Other Pooled Investment Vehicles	8	$4.3	2	$3.2
Other Accounts	15	$2.9	2	$0.6
Michael A. Ewald
Registered Investment Companies	3	$4.5	3	$4.5
Other Pooled Investment Vehicles	12	$5.1	11	$3.4
Other Accounts	34	$11.0	17	$5.7

Potential Conflicts of Interest

As a diversified private investment firm, Bain Capital and its affiliates, including Bain Capital Credit and our Advisor, engage in a broad range of activities, including investment activities for their own account and for the account of other investment funds or accounts, and provide investment banking, advisory, management and other services to funds and operating companies. Bain Capital currently has a number of Affiliate Advisors, each of which focuses primarily on a different investment strategy, although such investment strategies overlap from time to time. Dealing with conflicts of interest is complex and difficult, and new and different types of conflicts may subsequently arise.

In the ordinary course of conducting our activities, our interests and the interests of our stockholders may conflict with the interests of our Advisor, Bain Capital Credit Funds, Related Funds or their respective affiliates. There are numerous potential and actual conflicts of interest among us, the Bain Capital Credit Funds, the Affiliate Advisors, and the Related Funds. For example, our Advisor is entitled to a management and incentive fee under the terms of the Investment Advisory Agreement. The existence of the incentive fee may create an incentive for our Advisor to cause us to make more speculative investments than we would otherwise make in the absence of performance-based compensation.

Bain Capital Credit and its Affiliate Advisors manage a number of pooled investment vehicles that may desire to invest in the same investment opportunities. Bain Capital Credit and its Affiliate Advisors have adopted written allocation policies that seek to allocate investment opportunities among investment vehicles fairly and equitably over time. We may invest alongside the Bain Capital Credit Funds and/or Related Funds in certain circumstances where doing so is consistent with our investment strategy, as well as applicable law and SEC staff interpretations. We believe that co-investment by us and such Bain Capital Credit Funds and/or Related Funds affords us additional investment opportunities and an ability to achieve greater asset diversification. We, our Advisor and Bain Capital Credit have been granted an exemptive relief order by the SEC which permits us greater flexibility to negotiate the terms of co-investments if our Board determines that it would be advantageous for us to co-invest with other Bain Capital Credit Funds and/or Related Funds in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Specifically, our exemptive relief order permits us to invest with other Bain Capital Credit Funds and/or Related Funds in the same portfolio companies under circumstances in which such investments would otherwise not be permitted by the 1940 Act. This exemptive order permitting co-investment transactions generally applies only if the Independent Directors and Directors who have no financial interest in such transaction review and approve in advance each co-investment transaction. The exemptive order also imposes other conditions with which we must comply in order to engage in certain co-investment transactions.

In addition, it is expected that most or all of the Bain Capital Credit officers and employees responsible for managing us will have responsibilities with respect to other funds or accounts managed by Bain Capital Credit, including funds and accounts that may be raised in the future. Such officers and employees will spend substantial time monitoring the investments of Bain Capital Credit Funds.

Conflicts of interest may arise in allocating time, services or functions of these officers and employees. The Affiliate Advisors have existing and potential advisory and other relationships with a significant number of portfolio companies and other clients, and have in the past and may in the future provide financing, services, advice or otherwise deal with third parties whose interests conflict with the interests of a company in which a Bain Capital Credit Client, including us, has invested, such as competitors, suppliers or customers of a company in which the Bain Capital Credit Client has invested. On occasion, an Affiliate Advisor will recommend or cause such a third party to take actions that are adverse to a Bain Capital Credit Client or companies in which it has invested. Moreover, our Advisor, Bain Capital Credit and Bain Capital sponsor and manage various investment vehicles, and may form new investment vehicles in the future, that may compete with us for investment opportunities. Bain Capital Credit Funds and/or Related Funds may make certain investments that are appropriate for us and, as a result, we may receive a smaller allocation of any such investment or no allocation at all.

(a)(3)	The following description regarding portfolio manager compensation is provided as of March 31, 2026:

Portfolio managers are compensated with an annual salary and a discretionary year-end annual bonus, the amount of which is based on a multitude of quantitative and qualitative factors and are benchmarked against peers and local markets. Portfolio managers of the Sub-Adviser are also eligible to receive long-term incentive awards based on the performance of certain managed investment products for investment professionals. Depending on seniority within the firm, portfolio managers also may be eligible to receive performance fees from funds that they manage that vest over time. Performance fees can make up a significant portion of a portfolio manager’s overall compensation, and primarily are based on the investment performance of the funds managed by the portfolio manager. This compensation structure aligns a portfolio manager’s and investors’ long-term interests.

(a)(4)	The following table indicates the dollar range of securities beneficially owned by each primary portfolio manager, as of March 31, 2026. Aggregate Dollar Range, if applicable, includes each primary portfolio manager’s deferred compensation balance attributable to the Fund through participation in the Adviser's deferred compensation plan. If applicable, this reflects an obligation of the Adviser to pay deferred compensation to the primary portfolio manager at a future date in an amount based on the performance of the Fund and accordingly, is the economic equivalent of an investment in Fund shares.

Portfolio Manager	Aggregate Dollar Range of Securities in the Fund
Nate Whittier	None
John Wright	None
Michael A. Ewald	None

(b)	Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Fund during the period covered by this Report on Form N-CSR.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1)	Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 – attached hereto.

(a)(2)	Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed – Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 – attached hereto.

(a)(4)	Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(a)(5)	Change in Registrant’s independent public accountant – Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 – attached hereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Lincoln Bain Capital Total Credit Fund

By (Signature and Title)	/s/ John Morriss
John Morriss, President
(principal executive officer)

Date:	May 29, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John Morriss
John Morriss, President
(principal executive officer)

Date:	May 29, 2026

By (Signature and Title)	/s/ James Hoffmayer
James Hoffmayer, Chief Accounting Officer
(principal financial officer)

Date:	May 29, 2026